                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                      ROCKWELL INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                      ROCKWELL INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[   ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2).

[   ]    $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)    Title of each class of securities to which transaction applies:
               -----------------------------------------------------------------

         2)    Aggregate number of securities to which transaction applies:
               -----------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
               -----------------------------------------------------------------

         4)    Proposed maximum aggregate value of transaction:
               -----------------------------------------------------------------

         * Set forth the amount of which the filing fee is calculated and state how it was determined.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

         1)     Amount Previously Paid:
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

                                          LOGO

                                          Letter to
                                          Shareowners
                                          Notice of 1996
                                          Annual Meeting
                                          and
                                          Proxy Statement

LOGO

Dear Shareowner:

  You are cordially invited to attend the annual meeting of shareowners of the Corporation.

  The meeting will be held in Lander Room D at Executive Caterers at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on Wednesday, February 7, 1996, at 10 a.m. At the meeting there will be a current report on the activities of the Corporation followed by discussion and action on the matters described in the Proxy Statement. Shareowners will have an opportunity to comment on or to inquire about the affairs of the Corporation that may be of interest to shareowners generally.

  If you plan to attend the meeting, please complete and return the form enclosed with your proxy or direction card, and an admittance card will be forwarded to you promptly.

  It is sincerely hoped that as many shareowners as can conveniently attend will do so. However, if you cannot attend you will later receive a report to be mailed to all shareowners concerning action taken at the meeting.

Sincerely yours,


/s/ DONALD R. BEALL

Donald R. Beall

Chairman of the Board
and Chief Executive Officer

                       ROCKWELL INTERNATIONAL CORPORATION

          2201 Seal Beach Boulevard, Seal Beach, California 90740-8250

                  Notice of 1996 Annual Meeting of Shareowners

TO THE SHAREOWNERS OF
ROCKWELL INTERNATIONAL CORPORATION:

NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareowners of Rockwell International Corporation will be held in Lander Room D at Executive Caterers at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on Wednesday, February 7, 1996, at 10 a.m. (Eastern Standard Time) for the following purposes:

   (a) to elect directors of the Corporation;
   (b) to consider and vote upon a proposal to approve the selection by the Board of Directors of the firm of Deloitte &
       Touche LLP as auditors of the
       Corporation;
   (c) to consider and vote upon a proposal to approve the adoption by the Board of Directors of the Annual Incentive
       Compensation Plan for Senior Executive
       Officers;
   (d) to consider and vote upon a proposal to approve an amendment to the Directors
       Stock Plan; and
   (e) to transact such other business as may properly come before the meeting.

  Only shareowners of record at the close of business on December 11, 1995, will be entitled to notice of, and to vote at, the meeting.

       By order of the Board of Directors.

                                                      /s/ WILLIAM J. CALISE, JR.

                                                          William J. Calise, Jr.
                                                                 Secretary
December 27, 1995

    NOTE: THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND PROMPT RETURN OF
             THE ACCOMPANYING PROXY. A RETURN ENVELOPE IS ENCLOSED.

                                Proxy Statement

  The 1996 Annual Meeting of Shareowners of Rockwell International Corporation will be held on February 7, 1996, for the purposes set forth in the accompanying Notice of 1996 Annual Meeting of Shareowners. This statement and the accompanying proxy, which are first being sent to shareowners on or about December 27, 1995, are furnished in connection with the solicitation by the Board of Directors of proxies to be used at such meeting and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted as specified therein, and if no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. The proxy may, nevertheless, be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Corporation, by executing a later dated proxy or by attending the meeting and voting in person.

  It is the Corporation's policy to keep confidential proxy cards, ballots and voting tabulations that identify individual shareowners except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The judges of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.

  For shareowners participating in the Automatic Dividend Reinvestment Service, the administering bank will vote the shares that it holds for the participant's account only in accordance with the proxy returned by the participant to the Corporation in respect of the shares of the Corporation which the participant holds of record or in accordance with other written instructions.

VOTING SECURITIES

  On December 11, 1995, the Corporation had outstanding 184,672,105 shares of Common Stock, 32,328,424 shares of Class A Common Stock, 24,887 shares of $4.75 Convertible Preferred Stock, Series A and 78,763 shares of $1.35 Convertible Preferred Stock, Series B. Each holder of Class A Common Stock is entitled to ten votes for each share held and each holder of any of the other voting securities is entitled to one vote for each share held. On December 11, 1995, First Interstate Bank of California, Los Angeles, California, as trustee under the Corporation's Savings Plan for its participating employees, held 41,915,412 shares of Common Stock and 11,335,599 shares of Class A Common Stock, representing approximately 22.7% of the total outstanding Common Stock, 35.1% of the total outstanding Class A Common Stock and 30.6% of the aggregate voting power of all of the Corporation's outstanding voting securities. Shares held by the trustee on account of each of the participating employees will be voted by the trustee in accordance with written instructions from the participants, and where no instructions are received, as the trustee deems proper.

NOMINEES FOR ELECTION AS DIRECTORS

  It is intended that proxies in the accompanying form will be voted at the meeting for the election as directors of the named nominees, all of whom now serve as directors. In accordance with the Board's policy on retirement of directors, Mrs. Robin Chandler Duke, who is Chairman of the Environmental and Social Responsibility Committee and a member of the Compensation and Management Development and Board Composition Committees of the Board, is not standing for re-election. The Board of Directors has decreased to thirteen, effective immediately prior to the Annual Meeting, the number of directors to be elected. If for any reason any nominee named is not a candidate (which is not expected) when the election occurs, it is expected that proxies in the accompanying form will be voted for the election of the other nominees named and may be voted for the election of a substitute nominee or, in lieu thereof, the Board of Directors may reduce the number of directors. Except as otherwise provided in the By-Laws of the Corporation, the directors elected serve until the next annual meeting of shareowners and until their respective successors are elected and qualify.

INFORMATION AS TO
NOMINEES FOR DIRECTORS

  There is shown below for each nominee for director, as reported to the Corporation, the name, age and principal occupation; the position, if any, with the Corporation; the period of service as a director of the Corporation (or a predecessor company); other directorships held; and the committees of the Board of Directors on which the nominee serves.

NOMINEES FOR DIRECTORS

                       DONALD R. BEALL
                       Chairman of the Board
                       and Chief Executive Officer
                       Director Since 1978
                       Age 57

  Mr. Beall was elected to his present position in February 1988 after serving nine years as President and Chief Operating Officer. He joined the Corporation in 1968 and served in a number of senior management positions prior to becoming Executive Vice President in September 1977 and President in February 1979. He is a member of the Board Composition Committee of the Board. Mr. Beall is a director of Amoco Corporation, The Procter & Gamble Company and The Times Mirror Company and a past chairman of the Board of Governors of the Aerospace Industries Association. Among his other activities, he is a trustee of the California Institute of Technology and a member of the University of California-Irvine Board of Overseers and the Board of Visitors of its Graduate School of Management. Mr. Beall is a member of The Business Council, The Business Roundtable, the Chief Executives' Organization and the Council on Competitiveness. He is also a director, trustee or member of a number of other professional and civic organizations.


                       DON H. DAVIS, JR.
                       President and
                       Chief Operating Officer
                       Director Since 1995
                       Age 56

  Mr. Davis was elected to his present position in July 1995. He joined Allen-Bradley as an engineering sales trainee in 1963 and after serving in a number of increasingly responsible management positions, became a Senior Vice President in 1985 and President in July 1989. He was named Senior Vice President--Automation of the Corporation in June 1993 and an Executive Vice President and Chief Operating Officer in January 1994. Mr. Davis is a director of Sybron Corporation. He is Chairman of the Board of Governors of the National Electrical Manufacturers Association and is also a director, trustee or member of a number of other business, educational and civic organizations.
-------------------------------------------------------


                       LEW ALLEN, JR.
                       General, U.S. Air
                       Force (Retired)
                       Director Since 1991
                       Age 70

  Dr. Allen is a member of the Science and Technology and Environmental and Social Responsibility Committees of the Board. He served as Chairman of the Board of The Charles Stark Draper Laboratory, Inc., from 1991 through November 1995 and as Vice President of the California Institute of Technology and Director of its Jet Propulsion Laboratory from October 1982 through 1990. Previously, he was Air Force Chief of Staff and Director of the National Security Agency. A West Point graduate, he also holds a Ph.D. in physics from the University of Illinois. Dr. Allen is a member of the National Academy of Engineering and the Council on Foreign Relations and a director of the W. M. Keck Foundation.

                       RICHARD M. BRESSLER
                       Retired Chairman of the
                       Board,
                       El Paso Natural Gas Company,
                       Natural Gas Operations
                       Director Since 1986
                       Age 65

  Mr. Bressler is a member of the Audit and Compensation and Management Development Committees of the Board. He served as Chief Executive Officer of Burlington Northern Inc. from 1980 through 1988. Mr. Bressler retired in October 1990 as Chairman of both Burlington Northern Inc. and Burlington Resources Inc., positions he had held since 1982 and 1989, respectively. He served as Chairman of the Plum Creek Management Company from April 1989 to January 1993. He was Chairman of the El Paso Natural Gas Company from October 1990 through December 1993. Mr. Bressler is a director of H. F. Ahmanson and Company and General Mills, Inc. and is active in a number of business and civic organizations.

-------------------------------------------------------

                       JOHN J. CREEDON
                       Consultant and Director
                       of Various Corporations;
                       Former President and
                       Chief Executive Officer,
                       Metropolitan Life
                       Insurance Company
                       Director Since 1988
                       Age 71

  Mr. Creedon is a member of the Audit and Environmental and Social Responsibility Committees of the Board. He joined Metropolitan Life in 1942 and was appointed Senior Vice President and General Counsel in 1973. He became an Executive Vice President in 1976, President and a director in 1980, served as Chief
Executive Officer from 1983 through August 1989, and then as Chairman of the Executive Committee until April 1991. He is a director of Corporate Partners, Metropolitan Life Insurance Company, Praxair, Inc., Sonat, Inc. and Union Carbide Corporation. He is also a director, trustee or member of a number of business, educational and civic organizations.


                       JUDITH L. ESTRIN
                       President and
                       Chief Executive Officer,
                       Precept Software, Inc.,
                       Networking Software
                       Director Since 1994
                       Age 41

  Ms. Estrin is a member of the Science and Technology Committee of the Board. She has been President and Chief Executive Officer of Precept Software since March 1995. Previously she served as Executive Vice President of Network Computing Devices from July 1988 to October 1993 and as President and Chief Executive Officer from October 1993 to September 1994. In 1981 she co-founded Bridge Communications, serving initially as Vice President, Engineering and subsequently as Executive Vice President and Senior Vice President and General Manager of 3Com Corp.'s Bridge Communications Division after 3Com acquired Bridge in September 1987. She also serves as a director of Federal Express Corporation and Sun Microsystems, Inc.
-------------------------------------------------------

                       WILLIAM H. GRAY, III
                       President and
                       Chief Executive Officer,
                       United Negro College Fund,
                       Educational Assistance
                       Director Since 1994
                       Age 54

  Mr. Gray is a member of the Board Composition and Environmental and Social Responsibility Committees of the Board. He has been President of the United Negro College Fund since September 1991 and senior minister, Bright Hope Baptist Church in Philadelphia since 1972. He served in Congress from 1979 to 1991, as House Majority Whip, Chair of the Democratic Caucus and the House Budget Committee and on the House Appropriations Committee. In addition, he has taught at St. Peter's College and Temple University. Mr. Gray is a director of Chase Manhattan Corporation, MBIA, Inc., Prudential Insurance Company of America, Union Pacific Corporation, Warner-Lambert Company and Westinghouse Electric Corporation.

                       JAMES CLAYBURN LA FORCE, JR.
                       Dean Emeritus,
                       John E. Anderson
                       Graduate School of
                       Management, University of
                       California, Los Angeles
                       Director Since 1980
                       Age 67

  Dr. La Force is a member of the Audit, Environmental and Social Responsibility and Science and Technology Committees of the Board. After joining the UCLA faculty as an Assistant Professor of Economics in 1962, he became an Associate Professor in 1967 and a full Professor in 1971. He was Chairman, Department of Economics from 1969 until 1978, and Dean, John E. Anderson Graduate School of Management from 1978 until June 1993. He is a director of The BlackRock Funds, Eli Lilly & Company, Imperial Credit Industries, Inc., Jacobs Engineering Group, Inc., Payden & Rygel Investment Trust, Provident Investment Council Mutual Funds and The Timken Company.
-------------------------------------------------------

                       WILLIAM T. MCCORMICK, JR.
                       Chairman of the Board and
                       Chief Executive Officer,
                       CMS Energy Corporation,
                       Diversified Energy
                       Company
                       Director Since 1989
                       Age 51

  Mr. McCormick is a member of the Audit and Science and Technology Committees of the Board. He has been Chairman of the Board and Chief Executive Officer of CMS Energy Corporation since November 1985.
Before joining CMS, he had been Chairman and Chief
Executive Officer of American Natural Resources
Company and Executive Vice President and a director of its parent corporation, The Coastal Corporation.
Mr. McCormick is a director of First Chicago NBD, Inc. and Schlumberger Ltd. and, among his other activities, serves as a director of the American Gas Association, the Edison Electric Institute and the National Petroleum Council.


                       JOHN D. NICHOLS
                       Chairman of the Board,
                       Illinois Tool Works Inc.,
                       Engineered Components
                       and Industrial Systems
                       and Consumables
                       Director Since 1988
                       Age 65

  Mr. Nichols is a member of the Compensation and Management Development and Science and Technology Committees of the Board. He joined Illinois Tool Works in 1980 as Executive Vice President and was named President, Chief Operating Officer and a director in 1981 and Chairman in 1986. He served as Chief Executive Officer from 1982 through August 1995. From 1969 through 1979, he was Executive Vice President and Chief Operating Officer of Aerojet-General Corporation. Mr. Nichols is a director of Household International, Philip Morris Companies Inc. and Stone Container Corp. He serves as an Overseer of Harvard University and a trustee of a number of cultural and business organizations.
-------------------------------------------------------

                       BRUCE M. ROCKWELL
                       Senior Vice President,
                       First of Michigan
                       Corporation,
                       Investment Banking
                       Director Since 1969
                       Age 56

  Mr. Rockwell is Chairman of the Science and Technology Committee and a member of the Compensation and Management Development and Board Composition Committees of the Board. He joined First of Michigan Corporation in 1961 and in 1965 was appointed Assistant Vice President and manager of the bond underwriting department. In 1967, Mr. Rockwell was elected Vice President and in 1983 was elected Senior Vice President-Fixed Income. He assumed his present position in April 1988. Mr. Rockwell is past chairman of the Municipal Advisory Council of Michigan and past President of the Bond Club of Detroit. He also serves as a board member of a number of civic and community organizations.

                       WILLIAM S. SNEATH
                       Retired Chairman of the Board
                       and Chief Executive Officer,
                       Union Carbide Corporation,
                       Chemicals
                       Director Since 1979
                       Age 69

  Mr. Sneath is Chairman of the Compensation and Management Development and Board Composition Committees and a member of the Audit Committee of the Board. He joined Union Carbide Corporation in 1950, was elected Treasurer in 1961, became a Vice President and Chief Financial Officer in 1965, a director in 1969 and President and Chief Operating Officer in 1971. Mr. Sneath served as Chairman of the Board and Chief Executive Officer of Union Carbide from January 1977 through December 1981. Mr. Sneath is a director of Union Carbide Corporation and Metropolitan Life Insurance Company and is a member of The Business Council.
-------------------------------------------------------

                       JOSEPH F. TOOT, JR.
                       President and
                       Chief Executive Officer,
                       The Timken Company,
                       Tapered Roller Bearings
                       and Specialty Steel
                       Director Since 1977
                       Age 60

  Mr. Toot is Chairman of the Audit Committee and a member of the Compensation and Management Development and Board Composition Committees of the Board. He joined The Timken Company in 1962 and served in various senior executive positions until his election as Vice President-International Operations in 1967. Mr. Toot became a director of Timken in 1968, was elected Executive Vice President in 1973, President in 1979 and Chief Executive Officer in 1992. Mr. Toot has also served as a director, officer, trustee or member of various community, charitable and philanthropic organizations.

BOARD OF DIRECTORS AND COMMITTEES

  The business of the Corporation is managed by or under the direction of the Board of Directors. The Board has established several committees whose principal functions are briefly described below. In the 1995 fiscal year, the Board held eight meetings. Average attendance by incumbent directors at Board and Committee meetings was 94% and all of the directors attended 80% or more of the meetings of the Board and the Committees on which they served.

  The Audit Committee is composed of six non-employee directors. Among its functions, it reviews the scope and effectiveness of audits of the Corporation by the independent public accountants and by the Corporation's internal auditors; selects and recommends to the Board of Directors the employment of independent public accountants for the Corporation, subject to approval of the shareowners; reviews the audit plans of the independent public accountants and the Corporation's internal auditors; reviews and approves the fees charged by the independent public accountants; reviews the Corporation's annual financial statements before their release; reviews the adequacy of the Corporation's system of internal controls and recommendations of the independent public accountants with respect thereto; reviews and acts on comments and suggestions by the independent public accountants and by the internal auditors with respect to their audit activities; and monitors compliance by the employees of the Corporation with the Corporation's standards of business conduct policies. The Committee met four times during the 1995 fiscal year.

  The principal functions of the Board Composition Committee are to consider and recommend to the Board qualified candidates for election as directors of the Corporation and periodically to prepare and submit to the Board for adoption the Committee's selection criteria for director nominees. The Committee also periodically assesses the performance of the Board of Directors and reports thereon to the Board. The Committee, which is composed of five non-employee directors and Mr. Beall, met twice during the 1995 fiscal year. Shareowners wishing to recommend candidates for consideration by the Committee can do so by writing to the Secretary of the Corporation at its World Headquarters, in Seal Beach, California, giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

  The six members of the Compensation and Management Development Committee are non-employee directors and are ineligible to participate in any of the plans or programs which are administered by the Committee except the Directors Stock Plan. The principal functions of the Compensation and Management Development Committee are to evaluate the performance of the Corporation's senior executives and plans for management succession and development, to consider the design and competitiveness of the Corporation's compensation plans, to review and approve senior executive compensation and to administer the Corporation's Incentive, Deferred Compensation, Stock Option and Long-Term Incentives Plans pursuant to the terms of the respective plans. The Committee met four times during the 1995 fiscal year.

  The Environmental and Social Responsibility Committee, which is composed of five non-employee directors, reviews and assesses the Corporation's policies and practices in the following areas: employee relations, with emphasis on equal employment opportunity and advancement; the protection and enhancement of the environment and energy resources; product integrity and safety; employee health and safety; and community and civic relations including programs for and contributions to health, educational, cultural and other social institutions. The Committee met two times during the 1995 fiscal year.

  The principal function of the Science and Technology Committee, which is composed of six non-employee directors, is to review and monitor science and technological activities of the Corporation. The Committee met twice during the 1995 fiscal year.

  During the 1995 fiscal year, non-employee directors of the Corporation received an annual retainer of $33,000 for Board service, together with a retainer for service on each Board committee at the annual rate of $4,000 ($5,000 for Chairmen) for service on the Audit and Compensation and Management Development Committees and $2,000 ($3,000 for Chairmen) for service on any other Board committee. Each non-employee director also received a grant of 400 shares of Common Stock immediately after the 1995 Annual Meeting of Shareowners, and Ms. Estrin, who was first elected a director in September 1994, received a grant of 200 shares of Common Stock in November 1994. Ms. Estrin, who serves on one Board Committee also receives a retainer of $5,000 per year for serving as a technology adviser. The average retainer fees paid or deferred to non-employee directors for the 1995 fiscal year was $55,490 (including valuing the February 1995 stock grant at $37.75 per share and the grant to Ms. Estrin in November 1994 at $35.875 per share, the closing prices on the respective dates the shares were issued). Under the terms of the directors' deferred compensation plan, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified, with interest on deferred amounts accruing quarterly at 120% of the federal long-term rate set each month by the Secretary of the Treasury. Subject to approval at the 1996 Annual Meeting of the amendment to the Director's Stock Plan described on Pages 21-22, each director shall also have the options each year to determine whether to defer all the annual grant of shares and all or any portion of the cash retainers by electing to receive restricted shares valued at the closing price of the New York Stock Exchange-- Composite Transactions on the date of the annual grant and the date each retainer payment would otherwise be made in cash.

  Under the present directors' retirement policy, the Corporation enters into consulting agreements with retired directors who had at least five years of Board service and had not been employees of the Corporation during the ten years prior to retirement. The consulting agreements provide an annual fee equal to the Board retainer fee and continue for the lesser of ten years (or if less, the number of years of Board service of a director who retires before age 72) or life. Subject to approval at the 1996 Annual Meeting of the amendment to the Directors' Stock Plan described on pages 21-22, this policy is being terminated, other than for then retired directors and then current directors who are at least age 67 (Messrs. Allen, Creedon, La Force and Sneath).

CERTAIN TRANSACTIONS AND OTHER RELATIONSHIPS

  The Corporation and its subsidiaries during the 1995 fiscal year had sales and purchase transactions in the normal course of business with unaffiliated companies with which some of the Corporation's directors are associated in their principal occupations in the following approximate amounts: purchases of $96,000 from and sales of $1,110,000 to CMS Energy Corporation; purchases of $812,000 from and sales of $873,000 to Illinois Tool Works Inc.; and purchases of $57,236,000 from and sales of $1,168,000 to The Timken Company.

OWNERSHIP BY MANAGEMENT OF EQUITY SECURITIES

  The following table shows the beneficial ownership, reported to the Corporation as of December 6, 1995, of the Corporation's Common Stock and Class A Common Stock, including shares as to which a right to acquire ownership exists (for example, through the exercise of stock options, conversions of securities or through various trust arrangements) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act, of each director, each executive officer listed in the table on page 10 and, as a group, of such persons and other executive officers. No member of the group is the beneficial owner of any of the Corporation's Preferred Stock.

                                                              Beneficial Ownership on December 6, 1995
                                         ----------------------------------------------------------------------------------
                                         Common        Percent of     Class A      Percent of     Total          Percent of
                 Name                    Shares(1)      Class(2)      Shares(1)     Class(2)      Shares(1)       Class(2)
--------------------------------------   ---------     ----------     ---------    ----------     ---------      ----------
Lew Allen, Jr.........................      2,000 (3)       --              --          --            2,000(3)        --
Donald R. Beall.......................  1,093,985 (4,5,6)   0.6        119,675(4,5,6)   0.4       1,213,660(4,5,6)    0.6
Richard M. Bressler...................      1,800           --              --          --            1,800           --
John J. Creedon.......................      2,824           --              --          --            2,824           --
Don H. Davis, Jr......................    233,162 (4,5,7)   0.1             10(4)       --          233,172(4,5,7)    0.1
Robin Chandler Duke...................      3,684           --           2,884          --            6,568           --
Judith L. Estrin......................        600           --              --          --              600           --
William H. Gray, III..................      1,021           --              --          --            1,021           --
James Clayburn LaForce, Jr............      1,500 (3)       --              --          --            1,500(3)        --
William T. McCormick, Jr..............      5,800           --              --          --            5,800           --
John D. Nichols.......................      2,300           --              --          --            2,300           --
Bruce M. Rockwell.....................     16,858           --          24,254          0.1          41,112           --
William S. Sneath.....................      2,600           --             800          --            3,400           --
Joseph F. Toot, Jr....................      5,875           --           4,925          --           10,800           --
W. Michael Barnes.....................    261,424 (4,5)     0.1         35,601(4)       0.1         297,025(4,5)      0.1
Kent M. Black.........................    487,857 (4,5,8)   0.3         47,809(4)       0.1         535,666(4,5,8)    0.2
Charles H. Harff......................    232,227 (4,5)     0.1          9,213(4)       --          241,440(4,5)      0.1
All of the above and other executive
  officers as a group (31 persons)....  3,327,738 (3,4,5)   1.8        310,641(3,4,5)   1.0       3,638,379(4,5)      1.7


(1) Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(2) The shares owned by each person, and by the group, and the shares included in the number of shares outstanding have been adjusted, and the percentage of shares owned (where such percentage exceeds 0.1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act, except that the Common shares owned and the related percentages do not include Class A shares convertible into Common shares.

(3) Includes shares held jointly, or in other capacities, as to which in some cases beneficial ownership is disclaimed.

(4) Includes shares held under the Corporation's Savings Plan as of November 30, 1995.

(5) Includes shares which may be acquired upon the exercise of outstanding stock options as follows: 754,990, 191,000, 216,333, 396,000, 199,700 and
    2,483,756 Common shares for Messrs. Beall, Davis, Barnes, Black, Harff and the group, respectively, and 2,190 and 17,060 Class A shares for Mr. Beall and the group, respectively.

(6) Includes shares, as to which beneficial ownership is disclaimed, as follows:
    207,428 Common shares (including 190,000 shares underlying stock options) and 2,068 Class A shares held for the benefit of family members and 10,000 Common shares owned by the Beall Family Foundation, of which Mr. Beall is President and a director. Does not include 240,000 Common shares that may be acquired on exercise of stock options assigned to family members who are the beneficial owners.

(7) Includes 14,166 Common shares granted as restricted stock in partial payment of a bonus for fiscal year 1995 and a long-term incentive payment earned for a three-year performance period ended September 30, 1995.

(8) Includes 7,500 Common shares, as to which beneficial ownership is disclaimed, underlying stock options held for the benefit of family members.


EXECUTIVE COMPENSATION

  There is shown below information concerning the annual and long-term compensation for services in all capacities to the Corporation for the fiscal years ended September 30, 1995, 1994 and 1993, of those persons who were (i) the chief executive officer at any time during fiscal 1995, (ii) the other four most highly compensated executive officers of the Corporation at September 30, 1995 and (iii) any other persons who were executive officers at any time during fiscal 1995 and would have been included under clause (ii) if they had remained executive officers at September 30, 1995 (the Named Officers):

                           SUMMARY COMPENSATION TABLE



                                                                                                                All Other
                                              Annual Compensation                  Long-Term Compensation    Compensation(1)
                                ------------------------------------------------   -----------------------   ---------------
                                                                                   Awards(2.     Payouts
                                                                                   ---------    ----------
                                                                     Other           Stock      Long-Term
                                                                    Annual          Options     Incentive
 Name and Principal Position   Year     Salary      Bonus(3.     Compensation      (Shares)     Payouts(4.
-----------------------------  -----   --------    ----------   ---------------    ---------    ----------
Donald R. Beall..............  1995    $815,000    $2,000,000       $36,611         240,000     $      -0-      $ 203,008
  Chairman of the Board        1994     815,000     1,300,000        25,054         190,000            -0-         57,745
  & Chief Executive Officer    1993     815,000       900,000        12,784         240,000      3,493,694        133,433
Don H. Davis, Jr.............  1995     530,000       660,000(6)     425,566(7)     105,000        525,000(6)      43,575
  President & Chief            1994     440,000       480,000        32,454          80,000        314,900         16,002
  Operating Officer(5)         1993     358,750       287,718        11,216          35,000        409,605          8,812
W. Michael Barnes............  1995     360,000       420,000        20,459          70,000            -0-         32,611
  Senior Vice President,       1994     323,333       330,000        21,363          60,000            -0-         19,609
  Finance & Planning           1993     290,000       265,000        12,794          60,000        361,417         19,004
  & Chief Financial Officer
Kent M. Black................  1995     575,000       575,000        33,936         105,000            -0-        109,787
  Executive Vice President     1994     545,833       480,000        62,026          92,000            -0-         36,341
  & Chief Operating Officer    1993     506,491       420,000        18,178         115,000      1,686,611         84,102
Charles H. Harff.............  1995     415,000       425,000        20,870          60,000            -0-         54,658
  Senior Vice President        1994     385,000       350,000        27,402          50,000            -0-         23,558
  & Special Counsel(8)         1993     360,000       300,000        16,802          60,000        915,589         35,403


---------

(1) Amounts contributed or accrued for fiscal years 1995, 1994 and 1993 for the Named Officers (other than Mr. Davis for fiscal year 1993) under the Corporation's Savings Plan and the related supplemental savings plan and amounts contributed for Mr. Davis under Allen-Bradley's Employee Savings Plan for Salaried Employees for fiscal years 1994 and 1993.

(2) Although the Corporation's Long-Term Incentives Plans permit grants of restricted stock and freestanding stock appreciation rights, no grants of those incentives have been made under these Plans. See Note (6) for information on restricted stock granted Mr. Davis in partial payment of his bonus for fiscal year 1995 and a long-term incentive payment for a three-year performance period ended September 30, 1995.

(3) Amounts awarded under the Incentive Compensation Plan and, for Mr. Davis for fiscal year 1993, under Allen-Bradley's Management Incentive Plan, for the respective fiscal years, even if deferred.

(4) Cash and market value of Common Stock paid in respect of performance units granted under the Corporation's 1988 Long-Term Incentives Plan for a three-year performance period ended September 30, 1993 and for Mr. Davis for performance units granted to him under Allen-Bradley's Supplementary Performance Unit Plan for the three-year performance periods ended September 30, 1995 and 1994.

(5) Executive Vice President & Chief Operating Officer from January 1994 until July 1995; Senior Vice President--Automation and President, Allen-Bradley prior thereto.

(6) Mr. Davis's bonus for fiscal year 1995 and a long-term incentive payment for a three-year performance period ended September 30, 1995 were paid in part by the delivery to him of 14,166 shares of restricted Common Stock valued at the closing price on the New York Stock Exchange--Composite Transactions on December 6, 1995, the date of the incentive compensation award and payment ($51.875).

(7) Includes amounts paid in connection with the relocation of Mr. Davis from Milwaukee, Wisconsin to the Corporation's World Headquarters in Seal Beach, California, consisting of $252,081 in respect of a portion of the loss on the sale of his residence in Milwaukee and $146,115 in respect of taxes incurred on certain payments under the Corporation's relocation policy. These amounts were paid in addition to amounts payable under the Corporation's relocation policy applicable to all salaried employees.

(8) Senior Vice President, General Counsel and Secretary prior to November 1994.


OPTION GRANTS

  Shown below is further information on grants to the Named Officers of stock options pursuant to the 1988 Long-Term Incentives Plan during the fiscal year ended September 30, 1995, which are reflected in the Summary Compensation Table on page 10. No stock option grants pursuant to the 1995 Long-Term Incentives Plan were made to the Named Officers and no stock appreciation rights were granted under either of these Plans, during fiscal 1995.

                                                                                                          Grant Date
                                         Individual Grants                                                  Value
---------------------------------------------------------------------------------------------------    ----------------
                                          Number of
                                         Securities      Percentage of
                                         Underlying      Total Options
                                           Options        Granted to      Exercise or
                                           Granted       Employees in     Base Price     Expiration       Grant Date
                Name                     (Shares)(1)      Fiscal 1995     (Per Share)       Date       Present Value(2)
-------------------------------------   -------------    -------------    -----------    ----------    ----------------
Donald R. Beall......................      240,000            13.3%         $35.625       12/7/04         $2,433,600
Don H. Davis, Jr.....................      105,000             5.8%          35.625       12/7/04          1,064,700
W. Michael Barnes....................       70,000             3.8%          35.625       12/7/04            709,800
Kent M. Black........................      105,000             5.8%          35.625       12/7/04          1,064,700
Charles H. Harff.....................       60,000             3.3%          35.625       12/7/04            608,400

---------

(1) All options granted to the Named Officers were granted on December 7, 1994 and the first of three substantially equal installments became exercisable December 7, 1995.

(2) These values are based on the Black-Scholes option pricing model which produces a per option share value of $10.14 using the following assumptions and inputs: options exercised after 7 1/2 years, weighted five-year prior stock price volatility and dividend yield of 0.1835 and 3.11%, respectively, and an interest rate of 7.76% which was the zero coupon 7 1/2-year Treasury bond rate at time of grant. The actual value, if any, the executive officer may realize from these options will depend solely on the gain in stock price over the exercise price when the options are exercised.



  The Black-Scholes option pricing methodology, on which the present value of the stock options granted to the Named Officers is based, attempts to portray the value of an option at the time of grant. While the options have no value if the stock price does not increase, were the $10.14 present value of the options converted into a future stock price at the end of the 7 1/2-year period when it is assumed the options would be exercised, the shareowners of the approximately 217,790,000 shares outstanding on the grant date of those options (assuming that number of shares remains outstanding) would realize aggregate appreciation of $3,187.8 million compared to aggregate appreciation on the options of $7.0 million for the Named Officers (assuming that they held their options or the shares acquired on exercise thereof for the whole 7 1/2-year period).

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

  Shown below is information with respect to (i) exercises by the Named Officers during fiscal 1995 of options to purchase the Corporation's Common Stock or Class A Common Stock granted under the 1988 Long-Term Incentives Plan and the 1979 Stock Plan for Key Employees and (ii) the unexercised options to purchase the Corporation's Common Stock or Class A Common Stock granted in fiscal 1995 and prior years under the 1988 Long-Term Incentives Plan, the 1979 Stock Plan for Key Employees and the 1981 Incentive Stock Option Plan for Key Employees to the Named Officers and held by them at September 30, 1995.

                                                           Number of Unexercised               Value of Unexercised
                                                              Options Held At                In-the-Money Options At
                               Shares                        September 30, 1995               September 30, 1995(1)
                              Acquired       Value      ----------------------------       ----------------------------
          Name              on Exercise     Realized    Exercisable    Unexercisable       Exercisable    Unexercisable
-------------------------   ------------    --------    -----------    -------------       -----------    -------------
Donald R. Beall..........          --             --      760,060(2)        2,800(3)       $13,123,790(2)  $    32,550(3)
Don H. Davis, Jr.........       8,000       $153,000      156,000          75,000(3)         2,443,375         871,875(3)
W. Michael Barnes........       5,000         95,625      193,000          70,000            3,242,750         813,750
Kent M. Black............          --             --      361,000         105,000(2)         6,181,625       1,220,625(2)
Charles H. Harff.........       3,300         51,356      179,700          30,000(3)         3,038,912         348,750(3)


---------

(1) Based on the closing price on the New York Stock Exchange--Composite Transactions of the Corporation's Common Stock on September 29, 1995, the last trading day in that month ($47.25).

(2) Includes 190,000 and 7,500 options with values of $2,517,500 and $87,188, respectively, held by Messrs. Beall and Black, respectively, for the benefit of family members and as to which beneficial ownership thereof is therefore disclaimed.

(3) Excludes options granted to Named Officers during fiscal 1995 that have been assigned to or for the benefit of family members and are not attributable to the Named Officer pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.



COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation and Management Development Committee of the Board of Directors, which consists entirely of non-employee directors (see page 8), has furnished the following report on executive compensation:
COMPENSATION PHILOSOPHY AND OBJECTIVES

  Under the Committee's supervision, the Corporation has developed and implemented compensation policies, plans and programs intended to "pay for performance" through meeting three fundamental objectives:

  - foster the creation of shareowner value through close alignment of the financial interests of executives with those of the Corporation's shareowners

  - recognize individual and team performance through evaluation of each executive's effectiveness in meeting strategic and operating plan goals

  - pay competitively to attract, retain and motivate the high caliber of executives necessary for the Corporation's continuing leadership and growth in the diverse markets it serves

EMPLOYEE STOCK OWNERSHIP

  The Committee believes the focus on "pay for performance" is further sharpened by aligning closely the financial interests of the Corporation's key executives with those of the shareowners. Accordingly, it has set the following minimum Ownership Guidelines (multiple of base salary):

                              COMMON STOCK
                              MARKET VALUE
                              -------------
  - Chief Executive Officer         8
  - President and Executive
    Vice President                  5
  - Major Business Unit Heads
    and Senior Vice
    Presidents                      3
  - Other Business Unit Heads
    and other senior
    executives                     1.5

  Only shares owned directly or through the Corporation's savings plans, but not shares subject to unexercised stock options, are considered for determining whether an executive meets the Guidelines. At December 6, 1995, the 42 executives subject to the Guidelines owned an aggregate of 1,328,472 shares (including share equivalents under the Corporation's supplemental savings plans) of the Corporation's Common Stock, with an aggregate market value of $68.9 million. The ownership by over two-thirds of the executives already meets the Guidelines. Executives who do not meet the Guidelines are expected to do so within five years after the date the Guidelines are applicable to them or within eight years in case of a significant promotion or a newly hired executive.

COMPONENTS OF THE CORPORATION'S

COMPENSATION PLANS

  - Strategy--In order to carry out its "pay for performance" philosophy, the Committee sets base salaries generally somewhat below the median of other major U.S. industrial companies, and provides opportunity for above-median compensation through the Corporation's annual and long-term incentive plans which depend heavily on corporate, business unit and individual performance. The Committee considers the total compensation (earned or potentially available) of each of the Named Officers and the other senior executives in establishing each element of compensation. For the Named Officers, base compensation in a period of acceptable performance (both by the individual and the Corporation) would constitute about 20 to 30%, annual incentives about 20 to 30%, and long-term incentives about 40 to 55% of total compensation.

  In its deliberations, the Committee reviews data from industry, peer group and national surveys of other major U.S. industrial companies. The surveys used by the Corporation provide reference data on large samples of industrial companies participating in national surveys that include 31 (58%) of the companies (in addition to the Corporation) included in the S&P High Technology Composite Index, a group of 12 diversified large industrial companies (four of which are included in such Index) that the Corporation believes compete with its businesses, and a group of 25 large industrial companies (six of which in addition to the Corporation are included in such Index) that through compensation consultants share relevant data. In addition, the Committee reviews data on a less frequent basis from a group of 15 diversified large industrial companies, eight of which are included in such Index. In determining the components of compensation based in part on survey and peer-company data, the Committee also considers the performance of other companies whose data is included in such surveys.

  The Committee periodically is advised by independent compensation consultants concerning the Corporation's compensation programs in comparison to those of other companies which the consultants believe compete with the Corporation for executive talent.

  Under Internal Revenue Code Section 162(m), a publicly held company may not deduct in any taxable year compensation in excess of one million dollars paid in that year to its Named Officers unless the compensation is "performance based". Grants of stock options are considered "performance based" compensation. Since the Committee retains discretion to fix the specific amounts of base salaries and annual incentive compensation for these officers, those elements would not qualify as "performance based" compensation for these purposes. Accordingly, to avoid loss of the tax deduction, the Committee has adopted a formal policy whereby any portion of the base, incentive or other compensation of any person whose compensation is subject to the limitation on deductibility under Section 162(m) exceeds one million dollars shall be deferred until the executive's retirement or other termination of employment. In accordance with that policy, Mr. Davis received 14,166 shares of restricted stock that will vest after his retirement from the Corporation or under certain other permitted circumstances for the excess over one million dollars of his fiscal 1995 base salary, incentive awards and other compensation (excluding amounts related to relocation). Since Mr. Davis relocated at the Corporation's request, the Committee determined that the foregoing policy should not be applicable to amounts paid to him in respect of his relocation. See Proposal to Approve Annual Incentive Plan for Senior Executive Officers, which if approved by shareowners will permit continued current deductibility of the aggregate of base salary and annual incentive payments without deferral.

  - Base Salary--In the early part of each fiscal year, the Committee reviews with the Chief Execu-tive Officer, the President and the senior human resources executive and approves, with any modifications it deems appropriate, an annual salary plan for the Corporation's senior executives (other than the Chief Executive Officer and the President). This salary plan is developed by the Corporation's human resources staff under the ultimate direction of the Chief Executive Officer and the President based on the survey data and consultants' reports described above and performance judgments as to the past and expected future contributions of the individual senior executives.

  - Annual Incentives--Near the beginning of each fiscal year, the Committee reviews with the Chief Executive Officer and the President the Corporate Goals and Objectives for that year, including measurable financial return and shareowner value creation objectives as well as long-term leadership goals that in part require more subjective assessments. Principal 1995 financial goals included increasing earnings per share well above fiscal 1994, achieving a return on equity of 20% and generating sufficient cash flow to provide at least $400 million for dividends, acquisitions, debt reduction and share repurchases. In 1995 the Corporation achieved a primary earnings per share increase of 19%, return on equity of 20.8% and met its cash flow goal. Shareowner value goals for 1995 included achieving a total return (stock price appreciation and dividends) exceeding a composite of the peer companies selected by the Corporation, and utilizing inter-business sharing of competencies, technology, product development and facilities to achieve added leverage for competitive advantage. The Corporation's long-term goals included developing new products, investing in new technologies and taking the management actions--focused on promoting teamwork, organizational effectiveness, streamlining and empowerment--essential to assuring quality, reduced product cycle times and enhanced customer responsiveness.

  After the end of the year, performance against the Corporate Goals and Objectives is evaluated and the results are considered by the Committee in awarding annual incentive compensation (see "Bonus" in the table on page 10) to corporate executives who were not directly responsible for the management of a business unit. Individual awards to members of the senior management group, including the Named Officers other than the Chief Executive Officer and the President, are determined by the Committee after reviewing with the Chief Executive Officer and the President the recommended awards, taking into account the contributions made and the levels of responsibility of each of the participants. While the Committee believes achievement of the financial, shareowner value and long-term leadership goals are each important, it accords greater significance to the first two in determining the total amount available for annual incentive payments.

  The incentive compensation for executives responsible for the management of business units is determined by the extent to which the respective business unit achieves goals established at the beginning of each year tailored to the particular business unit. For two of the business units, the measure is performance profit before taxes; for one of the units, it is determined by year-over-year sales growth and current-year return on sales, measured through a performance matrix; and for six of the businesses, the measure is based 65% on performance profit before taxes and 35% on the achievement of strategic goals established at the beginning of the year. Achievement of established goals is intended to provide incentive compensation at or above 100% of target levels established through broad industry surveys; and these business unit plans include significant upward and downward leverage dependent on performance. In fiscal year 1995, the annual incentive compensation for executives for all nine major business units averaged 143% (and ranged from 104% to 200%) of target incentive compensation levels since their performance met or exceeded established goals. The Committee believes these average awards are about in the median of companies with which the Corporation competes for executive talent. Within each business unit, the amount earned by that unit under its plan is allocated among individual executives based on levels of responsibility and an assessment of their individual performance by the business unit President in consultation with the Chief Operating Officer to which the business unit reported and the senior human resources executive.

  The amount available for annual incentives is determined for the Corporation's senior executives and other key management under the Corpora-tion's Incentive Compensation Plan or, for key
Allen-Bradley executives, under Allen-Bradley's Management Incentive Plan. Under the Corporation's Plan, the addition to the incentive fund for a fiscal year cannot exceed either the aggregate amount of dividends declared on the Corporation's outstanding stock during the year or an aggregate amount computed by adding 2% of the first $100 million of the applicable net earnings (defined as net income, before provision for domestic and foreign taxes based on income, of the Corporation and its consolidated subsidiaries) for the year, and 3% of the next $50 million of such earnings, and 4% of the next $25 million of such earnings, and 5% of the balance of such earnings. Generally the Committee makes awards under the Corporation's Plan in an aggregate amount well below the amount available thereunder. Under Allen-Bradley's Management Incentive Plan, the amount available for each Allen-Bradley executive's annual incentive is determined by an arithmetic formula based on Allen-Bradley's annual sales growth and return on sales; and actual awards are made upon assessment of the same factors as for other business unit plans.

  - Long-Term Incentives--The Corporation's 1995 Long-Term Incentives Plan provides the flexibility to grant long-term incentives in a variety of forms, including performance units, stock options, stock appreciation rights and restricted stock. Annually the Committee evaluates the type of long-term incentive it believes is most likely to achieve the Corporation's total compensation objectives.

  Since fiscal 1992, the Committee has granted stock options to both the Corporation's senior and middle management groups. In fiscal 1993, 1994 and 1995, the Committee also established performance unit plans covering most of the Corporation's business units and providing long-term compensation opportunities that depend on achieving goals measured for each unit by its earnings and return on assets. The Committee also established two plans under which potential compensation is determined by achieving levels of sales growth, return on sales and return on assets.

  In determining the grants of stock options to the individual senior management group, including the Named Officers other than the Chief Executive Officer, the Committee reviewed with the Chief Executive Officer the recommended individual awards, taking into account relevant survey data and the respective scope of accountability, strategic and operational goals, and anticipated contributions of each of the members of the senior management group. In 1993, the long-term incentives for Mr. Davis (who then served as President of Allen-Bradley) were provided one-half through stock option grants and one-half through participation in the Allen-Bradley supplementary performance plan. The presidents of other business units for which performance unit plans have been established also were afforded one-half of their long-term incentive opportunities under those plans and one-half through stock options, with the other key executives of those units participating only in the business unit plans.

  Prior to 1992, performance units were granted to senior management, generally for three-year performance cycles having cumulative earnings per share targets that determined the extent to which units were earned. Those grants produced significant long-term compensation for periods when performance objectives were fully or substantially met, including the three-year performance period covering fiscal years 1991-1993 for which performance units were granted in fiscal 1991. The Allen-Bradley supplementary performance plan (under which Mr. Davis received grants when he was President of Allen-Bradley) produced significant long-term compensation for the three-year performance periods ended September 30, 1994 and 1995. (See "Long-Term Compensation--Payouts" in the table on page 10).

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  In March 1995 the Committee considered Mr. Beall's base salary which had been in effect since March 1992. Without committing itself as to the timing of a future increase, it deferred action on an increase in recognition of Mr. Beall's expressed desire that an increase should not be authorized so that his total annual compensation would continue to be substantially dependent on annual incentive compensation tied to the Committee's assessment of his and the Corporation's performance.

  In determining Mr. Beall's annual incentive compensation for 1995, the Committee took into account a number of factors, the sum total of which it believed demonstrated unusually successful leadership. The Committee particularly considered that the Corporation substantially exceeded its fiscal 1995 financial return goals for earnings per share and return on equity, met its cash flow goal notwithstanding increased capital and research and development expenditures focused particularly on the Corporation's growth businesses, met its shareowner value creation goal and made significant progress on each of its long-term leadership objectives. The Committee recognized Mr. Beall's strong leadership in the formulation and initial steps toward implementation of the Corporation's Vision to be the best diversified high technology company in the world, a vision that establishes a framework for the Corporation's businesses to achieve their full potential and to increase shareowner value. The Committee was also mindful of the continuing assessments of the Corporation's strategic options, led by Mr. Beall, that consider a wide range of significant opportunities, such as the acquisition of Reliance Electric Company which was successfully acquired and integrated into the Corporation in fiscal year 1995, and the successful continuing transformation of the Corporation to one which in fiscal 1995 had 72% of its sales coming from commercial and international markets. The Committee took into account Mr. Beall's personal dedication to assuring that throughout the Corporation there is a clear commitment to customer responsiveness, quality, integrity, environmental responsibility and employment of the advanced management practices that are essential to long-range leadership of the Corporation's businesses and the enhancement of shareowner value. Finally, the Committee considered levels of total annual cash compensation from five surveys of other major U.S. industrial companies (see "Components of the Corporation's Compensation Plans--Strategy" on page 13); and it concluded that Mr. Beall's total cash compensation should be set above the median of those surveys, in view of Mr. Beall's and the Corporation's performance as well as the fact that he had served longer as Chief Executive Officer than a majority of the other chief executives whose compensation data was included in the surveys.

  In determining the number of options granted to Mr. Beall in fiscal 1995 as future long-term incentives, the Committee took into account advice of independent compensation consultants and levels of option grants based on data as to long-term compensation (e.g. options, restricted stock, performance plans) from two surveys of other major United States industrial companies. His grant was at the median of the companies surveyed according to the Sibson & Co. survey and at approximately the 70th percentile in the F.W. Cook & Co. Inc. survey. The Committee also considered information on Mr. Beall's total compensation and historical information regarding his long-term compensation opportunities, as well as Mr. Beall's past and expected future contributions to the Corporation's achievement of its long-term performance goals.

  In December 1995, following the Committee's meeting, the Board in Executive Session as provided in the Corporation's Corporate Governance Guidelines, received and discussed a report of the Committee that included an evaluation of the Corporation's and Mr. Beall's performance in the 1995 fiscal year and the Committee's actions as to Mr. Beall's incentive compensation for that year and long-term incentives granted to him in the form of stock options.

                          Compensation and Management
                             Development Committee

William S. Sneath, Chairman                                 John D. Nichols
Richard M. Bressler                                         Bruce M. Rockwell
Robin Chandler Duke                                         Joseph F. Toot, Jr.

SHAREOWNER RETURN PERFORMANCE PRESENTATION

  Set forth below is a line graph comparing the cumulative total shareowner return on the Corporation's Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and the S&P High Technology Composite Index for the period of five fiscal years which commenced October 1, 1990 and ended September 30, 1995, assuming in each case a fixed investment of $100 at the respective closing prices on September 30, 1990 and reinvestment of all dividends.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

   ROCKWELL COMMON, S&P COMPOSITE-500 & S&P HIGH TECHNOLOGY COMPOSITE INDICES

      MEASUREMENT PERIOD           ROCKWELL                        S&P HIGH
    (FISCAL YEAR COVERED)           COMMON       S&P 500 INDEX    TECH. COMP.
1990                                100             100             100
1991                                112.19          131.28          122.71
1992                                111.98          145.75          125.00
1993                                163.02          162.98          150.77
1994                                159.41          168.99          175.62
1995                                225.75          219.25          277.05

* THE CUMULATIVE TOTAL RETURNS ON ROCKWELL COMMON STOCK AND EACH INDEX AS OF EACH SEPTEMBER 30, 1991-1995 PLOTTED IN THE ABOVE GRAPH ARE AS FOLLOWS:

                                                            1990       1991       1992       1993       1994       1995
                                                           -------    -------    -------    -------    -------    -------
    Rockwell Common.....................................   $100.00    $112.19    $111.98    $163.02    $159.41    $225.75
    S&P 500 Index.......................................    100.00     131.28     145.75     162.98     168.99     219.25
    S&P High Tech Comp. ................................    100.00     122.71     125.00     150.77     175.62     277.05
 Closing market price at fiscal year end................     24.38      26.50      25.50      36.00      34.25      47.25
 Dividends per common share during fiscal year ended
   September 30.........................................      0.80       0.86       0.92       0.96       1.02       1.08

RETIREMENT PLANS

  The following table shows the estimated annual retirement benefits payable on a straight life annuity basis to participating employees, including officers, in the earnings and years of service classifications indicated, under the Corporation's retirement plans which cover most officers and other salaried employees on a non-contributory basis. Such benefits reflect a reduction to recognize in part the Corporation's cost of Social Security benefits related to service for the Corporation. The Corporation's plans also provide for the payment of benefits to an employee's surviving spouse or other beneficiary.

    Average                                    Estimated Annual Retirement Benefits for Years of Service Indicated
     Annual                            -----------------------------------------------------------------------------------
    Earnings                           10 Years      15 Years       20 Years       25 Years       30 Years       35 Years
   ----------                          --------     ----------     ----------     ----------     ----------     ----------
   $  500,000  .....................   $132,171     $  198,230     $  210,406     $  222,582     $  234,758     $  246,934
      700,000  .....................    185,511        278,230        295,406        312,582        329,758        346,934
      900,000  .....................    238,851        358,230        380,406        402,582        424,758        446,934
    1,100,000  .....................    292,191        438,230        465,406        492,582        519,758        546,934
    1,300,000  .....................    345,531        518,230        550,406        582,582        614,758        646,934
    1,500,000  .....................    398,871        598,230        635,406        672,582        709,758        746,934
    1,700,000  .....................    452,211        678,230        720,406        762,582        804,758        846,934
    1,900,000  .....................    505,551        758,230        805,406        852,582        899,758        946,934
    2,100,000  .....................    558,891        838,230        890,406        942,582        994,758      1,046,934
    2,300,000  .....................    612,231        918,230        975,406      1,032,582      1,089,758      1,146,934
    2,500,000  .....................    665,571        998,230      1,060,406      1,122,582      1,184,758      1,246,934
    2,700,000  .....................    718,911      1,078,230      1,145,406      1,212,582      1,279,758      1,346,934
    2,900,000  .....................    772,251      1,158,230      1,230,406      1,302,582      1,374,758      1,446,934

  Covered compensation includes salary and annual bonus. The calculation of retirement benefits under the plans generally is based upon average earnings for the highest five consecutive years of the ten years preceding retirement.

  The credited years of service for Messrs. Beall, Davis, Barnes, Black and Harff are 27, 34, 27, 33 and 11, respectively.

  Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, the Corporation has supplemental plans which authorize the payment out of general funds of the Corporation of any benefits calculated under provisions of the applicable retirement plan which may be above the limits under these sections.

SELECTION OF AUDITORS

  The directors of the Corporation have selected the firm of Deloitte & Touche LLP as the auditors of the Corporation subject to the approval of the shareowners. Deloitte & Touche LLP, and its predecessors, have acted for the Corporation as auditors since 1934.

  Before the Audit Committee recommended to the full Board the appointment of Deloitte & Touche LLP, it carefully considered the qualifications of that firm, including their performance in prior years and their reputation for integrity and for competence in the fields of accounting and auditing.

  The amount of the fees for audit and tax services, including services related to the acquisition of Reliance Electric and the subsequent sale of Reliance's telecommunications business, performed by Deloitte & Touche LLP for the Corporation relating to the 1995 fiscal year was approximately $9.4 million. Representatives of Deloitte & Touche LLP are expected to be present at the meeting to respond to appropriate questions and to make a statement if they desire to do so.

PROPOSAL TO APPROVE ANNUAL INCENTIVE COMPENSATION PLAN FOR SENIOR

EXECUTIVE OFFICERS

  A proposal will be presented to the meeting to approve the Corporation's Annual Incentive Compensation Plan for Senior Executive Officers (the Plan) which was adopted by the Board of Directors (with Messrs. Beall and Davis, the only directors eligible to participate, not voting) on December 6, 1995, subject to approval of the shareowners of the Corporation. The complete text of the Plan is set forth in Exhibit A to this Proxy Statement, and shareowners are urged to review it together with the following information, which is qualified in its entirety by reference to Exhibit A.

  The sole purpose of instituting the Plan is to assure current federal income tax deductibility of annual base salary and incentive compensation earned by the five officers whose compensation might otherwise not be deductible as a result of recent changes in the Internal Revenue Code. The Plan is to be administered so as to provide no greater benefits than could be provided under the Corporation's existing Incentive Compensation Plan (ICP). As described in Compensation Committee Report on Executive Compensation on pages 14-15, the officers who are or could be covered under the Plan have received incentive compensation awards for fiscal year 1995 and earlier years under the Corporation's incentive compensation plans that provide for discretionary awards to management employees of the Corporation and its businesses. Concurrently with adoption of the Plan, the Board of Directors also amended the Corporation's ICP, among other things, to provide that any awards under the Plan would reduce the amount available to be awarded under the ICP from that plan's incentive fund (see pages 14-15).

GENERAL. Section 162(m) of the Internal Revenue Code provides that, effective for tax years beginning on or after January 1, 1994, a publicly owned corporation may not deduct compensation in excess of $1 million per year paid to a corporation's chief executive officer and its four other most highly paid executive officers, subject to certain exceptions. One exception is for performance-based compensation paid pursuant to a shareowner-approved plan that satisfies certain conditions of Section 162(m). The Plan provides for the award of annual bonuses to the Chief Executive Officer and to four other executive officers of the Corporation designated by the Compensation and Management Development Committee (the Committee) based on the Corporation's "Applicable Net Earnings," defined as the Corporation's consolidated net income (before provision for income taxes) for each such year, determined in accordance with generally accepted accounting principles. The Plan is intended: (i) to promote the interest of the Corporation by providing incentives and awards to its most senior executive officers on the basis of overall corporate financial performance as measured by "Applicable Net Earnings"; and (ii) to qualify their awards as performance-based and tax deductible under Section 162(m).

ELIGIBILITY. The persons eligible to participate in the Plan (the Participants) will be the Corporation's Chief Executive Officer and four other executive officers designated for each year by the Committee. Participants will not be eligible to receive an award of annual incentive compensation under the ICP or any other management incentive compensation plan of any of the Corporation's businesses. The foregoing will not preclude, however, assessing the performance of a Participant on the basis of an annual incentive plan of a business unit for which that Participant has primary accountability.

DETERMINATION AND ALLOCATION OF THE COVERED EMPLOYEES PERFORMANCE FUND. Awards under the Plan will be allocated to the Participants in each year out of a Covered Employees Performance Fund equal to 1% of the Corporation's Applicable Net Earnings for that year. Subject to the Committee's right to reduce any Participant's allocated award as described below, the amount set aside under the Plan will be allocated to each

Participant as follows: 35% of the fund to the Chief Executive Officer, 20% of the fund to the President and Chief Operating Officer and 15% of the fund to each of the three other Participants. Awards allocated to a Participant will be paid to the Participant in cash in a lump sum or in installments, as determined by the Committee.

ADMINISTRATION. The Plan will be administered by the Committee, which shall have sole authority to interpret any provision of the Plan. The amount of the Covered Employees Performance Fund in any year and the maximum allocation thereof to the Participants will be determined by the independent certified public accountants who audit the Corporation's accounts and certified to the Committee as soon as practicable after the end of each fiscal year. The Committee will then determine the awards, if any, to be made to the Participants.

  The Committee may, in its sole discretion, reduce, but not increase, a Participant's award under the Plan, based on the Committee's evaluation of the performance of the Corporation or the executive, the relationship of the award to other elements of the Corporation's executive compensation program and such other factors as the Committee may deem appropriate. The reduction of one Participant's award will not cause an increase or a decrease in any other Participant's award. As described in the report of the Committee on page 13, the Committee frequently utilizes information about certain peer companies' compensation practices, including information provided by outside consultants, in setting the compensation of the Corporation's senior executive officers. While the Covered Employee Performance Fund is designed to make annual bonuses paid to Participants contingent on Applicable Net Earnings and to preserve the Corporation's compensation deduction in respect of such bonuses, the Committee believes that competitive compensation practices should continue to be an important factor in determining the appropriate level of compensation of its executive officers. Accordingly, the Committee anticipates that if the allocation of an award to any Participant would result in the Participant receiving a total amount of compensation in excess of an amount the Committee believes to be competitive, the Committee will likely exercise its discretion to reduce the Participant's award under the Plan for the purpose of effecting aggregate executive compensation that is consistent with the objective of providing a competitive executive compensation program. Similarly, the Committee may exercise its right to reduce a Participant's award that otherwise would be payable under the Plan based on its subjective evaluation of the Participant's performance as well as its evaluation of overall corporate and applicable business unit performance.

AMENDMENT AND TERMINATION. The Committee may discontinue or terminate the Plan in whole or in part at any time and may amend the Plan in any respect at any time, subject to certain restrictions.

PLAN BENEFITS. Because awards under the Plan are determined based on the Corporation's annual Applicable Net Earnings, it is not currently possible to determine the amounts that will be payable under the Plan for fiscal 1996. Nevertheless, it is the intention of the Committee that amounts under the Plan will be the same as awards it would determine were awards made under the ICP, so that it would generally exercise its right to reduce amounts available under the Plan to the extent appropriate to carry out that intention. Thus, as indicated in the table below, had the Plan been in effect in fiscal 1995, the awards would have been the awards made under the ICP, as compared to the maximums allocable under the Plan.

                               NEW PLAN BENEFITS

                                                                        MAXIMUM         AWARD
                                                                         AWARD          UNDER
                         NAME AND POSITION                            ALLOCATION         ICP
-------------------------------------------------------------------   -----------    -----------
D.R. Beall, Chairman and Chief Executive Officer...................   $ 4,404,732    $ 2,000,000
D.H. Davis, Jr., President and Chief Operating Officer.............     2,516,990        660,000
W.M. Barnes, Senior Vice President, Finance & Planning and
  Chief Financial Officer..........................................     1,887,742        420,000
K.M. Black, Executive Vice President and Chief Operating Officer...     1,887,742        575,000
C.H. Harff, Senior Vice President and Special Counsel..............     1,887,742        425,000
All Executive Officers as a Group..................................    12,584,948      6,185,000
All Non-Executive Directors as a Group.............................             0              0
All Employees (other than Executive Officers) as a Group...........             0     31,413,000

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL, WHICH IS PRESENTED AS ITEM (C).

PROPOSAL TO APPROVE AMENDMENT TO
THE DIRECTORS STOCK PLAN

  A proposal will be presented to the meeting to approve an amendment to the Corporation's Directors Stock Plan (the Plan). On December 6, 1995, the Board of Directors approved for submission to the shareowners an amendment to the Plan as set forth in Exhibit B to this proxy statement. The shareowners are urged to review the Plan as proposed to be amended together with the following information, which is qualified in its entirety by reference to Exhibit B.

  The primary purpose of the amendment is to further the link of compensation of non-employee directors directly with the interests of the shareowners by making an annual grant of stock options that would replace the directors' retirement policy described on page 8 under Board of Directors and Committees. Upon approval by shareowners, the amended Plan will become effective at the time of such approval and the first option awards thereunder would be made immediately following the 1996 Annual Meeting of Shareowners.

  If the amended Plan is approved by shareowners, a stock option for 1,000 shares will be granted annually to each non-employee director (other than currently serving directors who have attained at least age 67 who on a transitional basis will continue to be under the prior directors' retirement policy) elected at an Annual Meeting beginning with grants after the 1996 Annual Meeting. In addition, each non-employee director elected at a meeting of the Board would receive immediately after that meeting an option to purchase 1,000 shares if elected after an annual meeting and prior to May 1; 750 shares if elected between May 1 and July 31; 500 shares if elected between August 1 and October 31; and 250 shares if elected between November 1 and the next annual meeting. The purchase price of the shares subject to the option shall be one-hundred percent (100%) of the fair market value on the date an option is granted. Upon exercise of an option, the option price must be paid in full in cash, shares of Common Stock of the Corporation valued at their fair market value on the date of exercise, or a combination thereof.

  Since the directors' retirement policy has been in effect for a number of years, the Board of Directors determined that it would be inappropriate to change that policy for those currently serving directors who are over age 67 and whose service to date has been predicated in part on the understanding that that policy would be applicable upon their retirement. In order to assure fairness in the proposed termination of the directors' retirement policy (except for current or retired directors over age 67), upon share-owner approval of the amended Plan, the initial grants to Messrs. Bressler, Nichols and Toot would be options to purchase 9,000, 9,000 and 5,000 shares, respectively, in recognition of their valued services as directors and the fewer years remaining until each would reach age 72, the normal retirement age for directors.

  Options granted under the Plan may not be exercised prior to one year nor after ten years from the date of grant and become exercisable in three approximately equal installments on the first, second and third anniversaries of the date of grant. If an optionee who holds an outstanding stock option dies, the Plan permits the exercise thereof within three years of the date of death and even if it were not exercisable at such date. If an optionee who holds an outstanding stock option retires at age 72 or prior thereto with at least ten years service, all options then held shall be exercisable even if they were not exercisable at such retirement date. The Plan permits the Compensation and Management Development Committee to make determinations as to exercisability upon other termination of an optionee's membership on the Board.

  The principal federal income tax consequences of the grant of options under the Plan under present law and regulations are that the optionee will realize ordinary income, and the Corporation will be entitled to a deduction, equal to the difference between the option exercise price and the fair market value of the shares acquired at the time of exercise.

  The amendment also gives directors an election to receive their annual 400 shares provided under the Plan and their cash retainer for board service in the form of restricted shares. Restricted shares, if elected, would be held by the Corporation until ten days after the recipient retires from the Board under the Board's retirement policy or if the recipient resigns from the Board having completed ten years service as a director or ceases to be a director by reason of the antitrust laws, compliance with the Corporation's conflict of interest policies, death, disability or other circumstances the Board determines not to be adverse to the best interests of the Corporation. Restricted shares would have all the attributes of outstanding shares including the right to vote and to receive dividends thereon. The principal federal income tax consequences of the issuance or transfer of restricted shares is that the value thereof is not taxable to the recipient until the restriction lapses (at the value of the shares on the date the restriction lapses). The Board believes these changes to be in the interests of the Corporation in that they further emphasize the desirability of increased long-term stock ownership by the directors.

  Shown below is information concerning the annual grants that would be made during the fiscal year ending September 30, 1996, assuming that the nominees are elected directors at the Annual Meeting and no additional directors are elected during that fiscal year:

                             AMENDED PLAN BENEFITS

                                                                                 ANNUAL GRANT
                                                                               OF STOCK OPTIONS
                                                                            -----------------------
                                                                              SHARES
                                               ANNUAL GRANT OF SHARES       UNDERLYING      GRANT
                                             --------------------------      OPTIONS         DATE
            NAME AND POSITION                SHARES     DOLLAR VALUE(1)      GRANTED       VALUE(2)
------------------------------------------   ------     ---------------     ----------     --------
All Executive Officers as a Group(3)             0                 0               0              0
All Non-Executive Directors as a Group       4,400         $ 228,250          31,000       $314,960
All Employees (other than Executive
  Officers) as a Group(3)                        0                 0               0              0

(1) Based on the closing price on the New York Stock Exchange--Composite Transactions of the Corporation's Common Stock on December 6, 1995 ($51.875). If restricted shares are elected, value assumed to be the same.

(2) Valued under the Black-Scholes option pricing methodology, which produces a per option share value of $10.16 using the following assumptions and inputs: options exercised after 7 1/2 years, weighted five-year prior stock price volatility and dividend yield of 0.174 and 2.96%, respectively, and an interest rate of 5.85% which was the zero coupon 7 1/2-year Treasury bond rate on November 9, 1995 (the date of calculation). The actual value, if any, the director may realize from these options will depend solely on the gain in stock price over the exercise price when the options are exercised.

(3) No employees, including the Named Officers, are eligible for grants under the Plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL, WHICH IS PRESENTED AS ITEM (D).

VOTE REQUIRED

  The 13 nominees for election as directors at the 1996 Annual Meeting of Shareowners who receive the greatest number of votes cast for the election of directors at that meeting by the holders of the Corporation's Common Stock, Class A Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as one class, entitled to vote at the meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the voting power of the Corporation's Common Stock, Class A Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as one class, present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the action proposed in items (b) through (d) of the accompanying Notice of 1996 Annual Meeting of Shareowners.

  Under Delaware law and the Corporation's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all shareowners present in person or represented by proxy at the meeting, whether those shareowners vote "for", "against" or abstain from voting (including broker non-votes), will be counted for purposes of determining the minimum number of affirmative votes required for approval of items (b) through (d) and the total number of votes cast "for" that matter will be counted for purposes of determining whether sufficient affirmative votes have been cast. The shares of a shareowner who abstains from voting on a matter or whose shares are not voted by reason of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in person or represented by proxy. An abstention from voting or a broker non-vote on a matter by a shareowner present in person or represented by proxy at the meeting has no effect in the election of directors (assuming a quorum is present) and has the same legal effect as a vote "against" any other matter even though the shareowner or interested parties analyzing the results of the voting may interpret such a vote differently.

OTHER MATTERS

  The Board of Directors does not know of any other matters which may be presented at the meeting.
In the event of a vote on any matters other than those referred to in items (a) through (d) of the accompanying Notice of 1996 Annual Meeting of
Shareowners, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies. The Corporation contemplates sending to all shareowners after the meeting a report of the action taken at the meeting.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC) and the New York Stock Exchange. Officers, directors and greater than ten percent shareowners are required by SEC regulation to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

  Based solely on the Corporation's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Corporation believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1995.

ANNUAL REPORT

  The Corporation's annual report to shareowners, including financial statements, for the fiscal year ended September 30, 1995, has previously been mailed to shareowners.

1997 SHAREOWNER PROPOSALS

  To be eligible for inclusion in the Corporation's proxy statement, shareowner proposals for the 1997 Annual Meeting of Shareowners must be received at the Corporation's World Headquarters, 2201 Seal Beach Boulevard, Seal Beach, California 90740-8250, Attention: Office of the Secretary, on or before August 29, 1996.

EXPENSES OF SOLICITATION

  The cost of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone or by telegraph, by a few regular employees of the Corporation without additional compensation. The Corporation does not expect to pay any compensation for the solicitation of proxies but will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy material to principals and obtaining their proxies.

                                                               December 27, 1995

                                                                       EXHIBIT A

                       ROCKWELL INTERNATIONAL CORPORATION
                     ANNUAL INCENTIVE COMPENSATION PLAN FOR
                           SENIOR EXECUTIVE OFFICERS

1.  PURPOSES.

  The purposes of the Annual Executive Compensation Plan for Senior Executive Officers (the Plan) are to provide a reward and an incentive to the Corporation's Senior Executive Officers who have contributed and in the future are likely to contribute to the success of the Corporation, to enhance the Corporation's ability to attract and retain outstanding persons to serve as its Senior Executive Officers and to preserve for the Corporation the benefit of federal income tax deductions with respect to annual incentive compensation paid to Senior Executive Officers.

2.  DEFINITIONS.

  (a) Applicable Net Earnings. For any fiscal year, the net income before provision for domestic and foreign taxes based on income of the Corporation, determined in accordance with generally accepted accounting principles. Amounts charged or credited to the Incentive Fund under the ICP shall not be included in determining Applicable Net Earnings.

  (b) Board of Directors. The Board of Directors of Rockwell.

  (c) Committee. The Compensation and Management Development Committee designated by the Board of Directors from among its members who are not eligible to receive an award under the Plan.

  (d) Corporation. Rockwell and its consolidated subsidiaries.

  (e) Covered Employees Performance Fund. An incentive compensation fund for each fiscal year in which the Plan is applicable from which awards may be made under the Plan, which shall be equal to 1% of the Applicable Net Earnings for that fiscal year.

  (f) ICP. The Corporation's Incentive Compensation Plan.

  (g) Rockwell. Rockwell International Corporation.

  (h) Senior Executive Officers. Rockwell's chief executive officer on the last day of each fiscal year and four other executive officers (as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended) which the Committee shall designate on or before the last day of that fiscal year. No member of the Corporation's Board of Directors who is not also an employee of the Corporation shall be eligible to participate in the Plan.

3. DETERMINATION OF APPLICABLE NET EARNINGS AND COVERED EMPLOYEES PERFORMANCE FUND; ALLOCATION OF POTENTIAL AWARDS.

  (a) After the end of each fiscal year, the independent certified public accountants who audit the Corporation's accounts shall compute the Applicable Net Earnings and the amount of the Covered Employees Performance Fund for that fiscal year. Those computations shall be reported to the Board of Directors and the Committee.

  (b) There shall be allocated from the Covered Employees Performance Fund for each fiscal year potential awards to each of the Senior Executive Officers equal to the following respective percentages of the Covered Employees Performance Fund for that fiscal year:

    Chief Executive Officer-35%;
    President and Chief Operating Officer-20%;
    Other Senior Executive Officers-15%;

4.  AWARDS.

  (a) After the computations, reports and allocations prescribed under Section 3(a) have been made, the Committee shall determine, in its discretion, the amounts, if any, allocated to the Senior Executive Officers pursuant to Section 3(b) to be awarded from the Covered Employees Performance Fund for that fiscal year; and the form, terms and conditions of awards, including whether and to what extent awards shall be paid in installments.

  (b) Without limiting the generality of Section 4(a) the Committee may, in its sole discretion, reduce the amount of any award made to any Senior Executive Officer from the potential award allocated to that Officer under Section 3(b), taking into account such factors as it deems relevant, including, without limitation: (i) the Applicable Net Income; (ii) other significant financial or strategic achievements during the year; (iii) its subjective assessment of each Senior Executive Officer's overall performance for the year; and (iv) information about compensation practices at other peer group companies for the purpose of evaluating competitive compensation levels so that the Committee may determine that the amount of the annual incentive award is within the targeted competitive compensation range of the Corporation's executive compensation program. The Committee shall determine the amount of any reduction in a Senior Executive Officer's award on the basis of the foregoing and other factors it deems relevant and shall not be required to establish any allocation or weighting formula with respect to the factors it considers. In no event shall any Senior Executive Officer's award under the Plan exceed the amount of the Covered Employees Performance Fund allocated to a potential award to that Senior Executive Officer.

  (c) The Committee shall have no obligation to disburse the full amount of the Covered Employees Performance Fund for any fiscal year. Amounts allocated but not actually awarded to a Senior Executive Officer may not be re-allocated to other Senior Executive Officers or utilized for awards in respect of other years.

  (d) Not more than 10% of the aggregate awards made for any fiscal year under the ICP and this Plan shall be awarded to any one person nor more than 50% to the ten persons receiving the highest awards under the ICP and this Plan.

  (e) The Corporation shall promptly notify each person to whom an award has been made and pay the award in accordance with the determinations of the Committee.

  (f) A cash award may be made with respect to a Senior Executive Officer who has died. Any such award shall be paid to the legal representative or representatives of the estate of such Officer.

  (g) No person who is eligible for an award under the Plan for any fiscal year of the Corporation shall be eligible for an award under the ICP or any other management incentive compensation plan of any of the Corporation's businesses for that fiscal year.

5.  FINALITY OF DETERMINATIONS.

  The Committee shall have the power to administer and interpret the Plan. All determinations, interpretations and actions of the Committee and all actions of the Board of Directors under or in connection with the Plan shall be final, conclusive and binding upon all concerned.

6.  AMENDMENT OF THE PLAN.

  The Board of Directors and the Committee shall each have the power, in its sole discretion, to amend, suspend or terminate the Plan at any time, except that:

  (a) No such action shall adversely affect rights under an award already made, without the consent of the person affected; and

  (b) Without approval of the shareowners of Rockwell, neither the Board of Directors nor the Committee shall (1) so modify the method of determining the Covered Employees Performance Fund as to increase materially the maximum amount that may be allocated to it or (2) after the first 90 days of any fiscal year, amend the plan in a manner that would, directly or indirectly: (i) change the method of calculating the amount allocated to the Covered Employees Performance Fund for that year; (ii) increase the maximum award payable to any Senior Executive Officer for that year; or (iii) remove the amendment restriction set forth in this sentence with respect to that year.

7.  MISCELLANEOUS.

  (a) The Corporation shall bear all expenses and costs in connection with the operation of the Plan.

  (b) The Corporation, the Board of Directors, the Committee and the officers of the Corporation shall be fully protected in relying in good faith on the computations and reports made pursuant to or in connection with the Plan by the independent certified public accountants who audit the Corporation's accounts.

8.  EFFECTIVE DATE.

  Upon approval by the shareowners of Rockwell, the Plan shall become effective as of October 1, 1995.

                                                                       EXHIBIT B

                            DIRECTORS STOCK PLAN OF

                       ROCKWELL INTERNATIONAL CORPORATION
 (LANGUAGE TO BE ADDED IS SET IN ITALICS. LANGUAGE TO BE DELETED IS LINED OUT.)

1.  PURPOSE OF THE PLAN.

  The purpose of the Directors Stock Plan (the Plan) is to [provide a formal means of implementing the compensation policy adopted by the Board of Directors (the Board) of Rockwell International Corporation (Rockwell) on November 3, 1993, to] STRENGTHEN THE link [a portion] of the compensation of non-employee directors of Rockwell INTERNATIONAL CORPORATION (ROCKWELL) directly with the interests of the shareowners.

2.  PARTICIPANTS.

  Participants in the Plan shall consist of directors of Rockwell who are not employees of Rockwell or any of its subsidiaries (Non-Employee Director). The term "subsidiary" as used in the Plan means a corporation more than 50% of the voting stock of which, or an unincorporated business entity more than 50% of the equity interest in which, shall at the time be owned directly or indirectly by Rockwell.

3.  SHARES RESERVED UNDER THE PLAN.

  Subject to the provisions of Section [8]10 of the Plan, there shall be reserved for delivery under the Plan SHARES OF COMMON STOCK OF ROCKWELL (SHARES) IN THE FOLLOWING [an] aggregate AMOUNTS: [of] 75,000 [shares (]Shares[) of Common Stock of Rockwell (Shares).] UNDER SECTION 6; 150,000 SHARES UNDER
SECTION 8; AND 75,000 SHARES UNDER SECTION 9. Shares to be delivered under the Plan may be authorized and unissued Shares, Shares held in treasury or any combination thereof.


4.  ADMINISTRATION OF THE PLAN.

  The Plan shall be administered by the Compensation and Management Development Committee of the Board of Directors of Rockwell (the Committee). The Committee shall have authority to interpret the Plan, and to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all persons.

5.  EFFECTIVE DATE OF THE PLAN.

  The Plan, AS AMENDED ON DECEMBER 6, 1995, shall be submitted to the shareowners of Rockwell for approval at the Annual Meeting of Shareowners to be held on February [1]7, 199[5]6, or any adjournment thereof, and, if approved by the shareowners, shall become effective on the date and at the time of such approval. THE PLAN APPROVED AT THE ANNUAL MEETING OF SHAREOWNERS HELD FEBRUARY 1, 1995 SHALL BE IN FULL FORCE AND EFFECT IF THE PLAN, AS AMENDED, IS NOT SO APPROVED.

6.  AWARD OF SHARES.

  Each Non-Employee Director who is elected a director at any Annual Meeting of Shareowners of Rockwell shall receive an award of 400 Shares effective immediately after that Annual Meeting. Each Non-Employee Director who is elected a director at any meeting of the Board shall receive effective immediately after that meeting an award of 400 Shares if elected after the annual meeting and prior to May 1; an award of 300 Shares if elected between May 1 and July 31; an award of 200 Shares if elected between August 1 and October 31; and an award of 100 Shares if elected between November 1 and the next annual meeting. A participant shall not be required to make any payment for any Shares delivered under the Plan. Upon the delivery of Shares under the Plan, the recipient shall have the entire beneficial ownership interest in, and all rights and privileges of a shareowner as to those Shares, including the rights to vote [those] THE Shares and to receive dividends thereon.
  EACH NON-EMPLOYEE DIRECTOR MAY ELECT EACH YEAR, NOT LATER THAN DECEMBER 31 OF THE YEAR PRECEDING THE YEAR IN WHICH THE ANNUAL AWARD OF SHARES IS TO BE MADE, TO RECEIVE THE ANNUAL GRANT IN THE FORM OF RESTRICTED STOCK (RESTRICTED SHARES). UPON RECEIPT OF RESTRICTED SHARES, THE RECIPIENT SHALL HAVE THE RIGHT TO VOTE THE SHARES AND TO RECEIVE DIVIDENDS THEREON, AND THE SHARES SHALL HAVE ALL THE ATTRIBUTES OF OUTSTANDING SHARES, EXCEPT THAT CERTIFICATES FOR SUCH SHARES SHALL BE DELIVERED TO AND HELD BY

ROCKWELL UNTIL TEN DAYS AFTER THE RECIPIENT RETIRES FROM THE BOARD UNDER THE BOARD'S RETIREMENT POLICY OR IF THE RECIPIENT RESIGNS FROM THE BOARD OR CEASES TO BE A DIRECTOR BY REASON OF THE ANTITRUST LAWS, COMPLIANCE WITH ROCKWELL'S CONFLICT OF INTEREST POLICIES, DEATH, DISABILITY OR OTHER CIRCUMSTANCES THE BOARD DETERMINES NOT TO BE ADVERSE TO THE BEST INTERESTS OF ROCKWELL, WHEN CERTIFICATES SO HELD SHALL BE DELIVERED TO THE DIRECTOR AND CEASE TO BE RESTRICTED SHARES.

7.  RESTRICTION ON TRANSFER OF SHARES.

  No Shares received by a participant under SECTION 6 OR 9 OF the Plan may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of for a period of six months after receipt of those Shares, except in the case of the participant's death or disability during that six-month period.

8.  STOCK OPTIONS.

  EACH NON-EMPLOYEE DIRECTOR (EXCEPT ANY NON-EMPLOYEE DIRECTOR IN OFFICE ON FEBRUARY 6, 1996 WHO HAD ATTAINED AGE 67) WHO IS ELECTED A DIRECTOR AT ANY ANNUAL MEETING OF SHAREOWNERS OF ROCKWELL SHALL RECEIVE AN OPTION TO PURCHASE 1,000 SHARES IMMEDIATELY AFTER THAT ANNUAL MEETING, PROVIDED, HOWEVER, THAT IF R.M. BRESSLER, J.D. NICHOLS AND J.F. TOOT ARE REELECTED DIRECTORS AT THE CORPORATION'S 1996 ANNUAL MEETING, OPTIONS TO PURCHASE 9,000, 9,000 AND 5,000 SHARES, RESPECTIVELY, SHALL BE GRANTED TO THEM IMMEDIATELY THEREAFTER. EACH NON-EMPLOYEE DIRECTOR WHO IS ELECTED A DIRECTOR AT ANY MEETING OF THE BOARD SHALL RECEIVE IMMEDIATELY AFTER THAT MEETING AN OPTION TO PURCHASE 1,000 SHARES IF ELECTED AFTER THE ANNUAL MEETING AND PRIOR TO MAY 1; AN OPTION TO PURCHASE 750 SHARES IF ELECTED BETWEEN MAY 1 AND JULY 31; AN OPTION TO PURCHASE 500 SHARES IF ELECTED BETWEEN AUGUST 1 AND OCTOBER 31; AND AN OPTION TO PURCHASE 250 SHARES IF ELECTED BETWEEN NOVEMBER 1 AND THE NEXT ANNUAL MEETING. THE EXERCISE PRICE FOR EACH OPTION SO GRANTED SHALL BE ONE-HUNDRED PERCENT (100%) OF THE CLOSING PRICE (THE FAIR MARKET VALUE) OF THE COMMON STOCK OF ROCKWELL ON THE DATE OF GRANT AS REPORTED IN THE NEW YORK STOCK EXCHANGE-COMPOSITE TRANSACTIONS (OR ON THE NEXT PRECEDING DAY SUCH STOCK WAS TRADED IF IT WAS NOT TRADED ON THE DATE OF GRANT).

  THE PURCHASE PRICE OF THE SHARES WITH RESPECT TO WHICH AN OPTION OR PORTION THEREOF IS EXERCISED SHALL BE PAYABLE IN FULL IN CASH, SHARES OF COMMON STOCK OF ROCKWELL VALUED AT THEIR FAIR MARKET VALUE ON THE DATE OF EXERCISE, OR A COMBINATION THEREOF. EACH OPTION MAY BE EXERCISED IN WHOLE OR IN PART AT ANY TIME AFTER IT BECOMES EXERCISABLE; AND EACH OPTION SHALL BECOME EXERCISABLE IN APPROXIMATELY THREE EQUAL INSTALLMENTS ON EACH OF THE FIRST, SECOND AND THIRD ANNIVERSARIES OF THE DATE THE OPTION IS GRANTED. NO OPTION SHALL BE EXERCISABLE PRIOR TO ONE YEAR NOR AFTER TEN YEARS FROM THE DATE OF THE GRANT THEREOF; PROVIDED, HOWEVER, THAT IF THE HOLDER OF AN OPTION DIES, THE OPTION MAY BE EXERCISED FROM AND AFTER THE DATE OF THE OPTIONEE'S DEATH FOR A PERIOD OF THREE YEARS (OR UNTIL THE EXPIRATION DATE SPECIFIED IN THE OPTION IF EARLIER) EVEN IF IT WAS NOT EXERCISABLE AT THE DATE OF DEATH. MOREOVER, IF AN OPTIONEE RETIRES AT AGE 72 OR PRIOR THERETO WITH AT LEAST TEN YEARS SERVICE, ALL OPTIONS THEN HELD BY SUCH OPTIONEE SHALL BE EXERCISABLE EVEN IF THEY WERE NOT EXERCISABLE AT SUCH RETIREMENT DATE; PROVIDED, HOWEVER, THAT EACH SUCH OPTION SHALL EXPIRE AT THE EARLIER OF FIVE YEARS FROM THE DATE OF THE OPTIONEE'S RETIREMENT OR THE EXPIRATION DATE SPECIFIED IN THE OPTION. IF A CHANGE OF CONTROL AS DEFINED IN
ARTICLE III, SECTION 15(L)(1) OF ROCKWELL'S BY-LAWS SHALL OCCUR, THEN, UNLESS PRIOR TO THE OCCURRENCE THEREOF THE BOARD OF DIRECTORS SHALL DETERMINE OTHERWISE BY VOTE OF AT LEAST TWO-THIRDS OF ITS MEMBERS, ALL OPTIONS THEN OUTSTANDING PURSUANT TO THE PLAN SHALL FORTHWITH BECOME FULLY EXERCISABLE WHETHER OR NOT THEN EXERCISABLE.

  OPTIONS GRANTED UNDER THE PLAN ARE NOT TRANSFERABLE OTHER THAN (I) BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION; OR (II) BY GIFT TO THE GRANTEE'S SPOUSE OR NATURAL, ADOPTED OR STEP-CHILDREN OR GRANDCHILDREN (IMMEDIATE FAMILY MEMBERS) OR TO A TRUST FOR THE BENEFIT OF ONE OR MORE OF THE GRANTEE'S IMMEDIATE FAMILY MEMBERS OR TO A FAMILY CHARITABLE TRUST ESTABLISHED BY THE GRANTEE OR A MEMBER OF THE GRANTEE'S FAMILY. IF AN OPTIONEE CEASES TO BE A DIRECTOR WHILE HOLDING UNEXERCISED OPTIONS, SUCH OPTIONS ARE THEN VOID, EXCEPT IN THE CASE OF (I) DEATH, (II) DISABILITY, (III) RETIREMENT AFTER ATTAINING THE AGE OF 72 OR HAVING COMPLETED TEN YEARS SERVICE AS A DIRECTOR, OR (IV) RESIGNATION FROM THE BOARD FOR REASONS OF THE ANTITRUST LAWS, COMPLIANCE WITH THE CORPORATION'S CONFLICT OF INTEREST POLICIES OR

OTHER CIRCUMSTANCES THAT THE COMMITTEE MAY DETERMINE AS SERVING THE BEST INTERESTS OF ROCKWELL.

9.  SHARES IN LIEU OF CASH COMPENSATION.

  EACH NON-EMPLOYEE DIRECTOR MAY ELECT EACH YEAR, NOT LATER THAN DECEMBER 31 OF THE YEAR PRECEDING THE YEAR AS TO WHICH DEFERRAL OF FEES IS TO BE APPLICABLE, TO DEFER ALL OR ANY PORTION OF THE CASH RETAINER TO BE PAID FOR BOARD, COMMITTEE OR OTHER SERVICE IN THE FOLLOWING CALENDAR YEAR THROUGH THE ISSUANCE OR TRANSFER OF RESTRICTED SHARES, VALUED AT THE CLOSING PRICE ON THE NEW YORK STOCK EXCHANGE--COMPOSITE TRANSACTIONS ON THE DATE WHEN EACH PAYMENT OF SUCH RETAINER AMOUNT WOULD OTHERWISE BE MADE IN CASH. SUCH RESTRICTED SHARES SHALL BE THE SAME AS AND SUBJECT TO THE SAME PROVISIONS AS ARE APPLICABLE TO THE RESTRICTED SHARES ISSUED OR DELIVERED PURSUANT TO SECTION 6 OF THE PLAN.

[8]10.  ADJUSTMENTS UPON CHANGES IN
       CAPITALIZATION.

  If there shall be any change in or affecting Shares on account of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split or combination, or other distribution to holders of Shares (other than a cash dividend), there shall be made or taken such amendments to the Plan and such adjustments and actions thereunder as the Board may deem appropriate under the circumstances.

[9]11.  GOVERNMENT AND OTHER REGULATIONS.

  The obligations of Rockwell to deliver Shares under SECTION 6 OF the Plan OR UPON EXERCISE OF OPTIONS GRANTED UNDER SECTION 8 OF THE PLAN shall be subject to
(i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, compliance with the Securities Act of 1933, as amended, and (ii) the condition that such shares shall have been duly listed on the New York Stock Exchange.

[10]12.  AMENDMENT AND TERMINATION OF THE PLAN.

  The Plan may be amended by the Board in any respect, provided that, without shareowner approval, no amendment shall (i) materially increase the maximum number of shares of Common Stock available for delivery under the Plan (other than adjustments pursuant to Section [8]10 hereof), (ii) materially increase the benefits accruing to participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, and provided, further, that Section 6 of the Plan may not be amended more than once every six months except to comport with the changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the regulations under either thereof. The Plan may also be terminated at any time by the Board.

[11]13.  MISCELLANEOUS.

  (a) Nothing contained in this Plan shall be deemed to confer upon any person any right to continue as a director of or to be associated in any other way with Rockwell.

  (b) To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware.

                                     PROXY

                       ROCKWELL INTERNATIONAL CORPORATION

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints D.R. Beall, D.H. Davis and W.S. Sneath, jointly and severally, proxies, with full power of substitution, to vote shares of capital stock which the undersigned is entitled to vote at the Annual Meeting of Shareowners to be held at the facilities of Executive Caterers at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on February 7, 1996, or any adjournment thereof; such proxies being directed to vote as specified or, if no specification is made, FOR the election of directors and FOR proposals (b), (c) and (d), and to vote in accordance with their discretion on such other matters as may properly come before the meeting.

    TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN AND DATE THE OTHER SIDE; NO BOXES NEED TO BE CHECKED.

Comments: _____________________________________________________________________

          _____________________________________________________________________

          _____________________________________________________________________

         (If you have written in the above space, please mark the "Comments" box on the other side)

                                 (continued and to be signed, on the other side)




                                                          *****************
                                                          *  NO POSTAGE   *
                                                          *   NECESSARY   *
                                                          *   IF MAILED   *
                                                          *    IN THE     *
                                                          * UNITED STATES *
                                                          *****************
                                                          -----------------
 ****************************************************     -----------------
 *  BUSINESS REPLY MAIL                             *     -----------------
 *  FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA *     -----------------
 ****************************************************     -----------------
    POSTAGE WILL BE PAID BY THE ADDRESSEE                 -----------------
                                                          -----------------
                                                          -----------------
    OFFICE OF THE SECRETARY
    ROCKWELL INTERNATIONAL CORPORATION
    625 LIBERTY AVE
    PITTSBURGH PA 15222-9363

                                                                                                            *******************
  __________ ACCOUNT KEY __________                                                                         * Comments Noted  *
                                                                                                            * on Reverse Side *
                                                                                                            *                 *
                                                                                                            *        O        *
                                                                                                            *                 *
                                                                                                            *******************

WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THE PROXY FOR THE ELECTION OF DIRECTORS AND FOR
PROPOSALS (B), (C) AND (D), AND WILL VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE
THE MEETING.

                  (a)                                  THE BOARD OF DIRECTORS RECOMMENDS VOTES                        (b)
     The election of directors                                FOR (a), (b), (c) AND (d).                         The selection
    FOR                WITHHOLD           Nominees: L. Allen, D.R. Beall, R.M. Bressler, J.J. Creedon,            of auditors
all nominees       AUTHORITY to vote      D.H. Davis, J.L. Estrin, W.H. Gray, J.C. LaForce, W.T. McCormick,
   listed       for all nominees listed   J.D. Nichols, B.M. Rockwell, W.S. Sneath and J.F. Toot.            FOR    AGAINST  ABSTAIN
                                          (Instruction: To withhold authority to vote for any individual
    [ ]                 [ ]               nominee, write that nominee's name in the space provided below.)   [ ]      [ ]      [ ]
                                          ________________________________________________________________

                  (c)                                (d)
         Approve Annual Incentive         Approve Directors Stock Plan
         Plan for Senior Officers                  Amendment

       FOR      AGAINST    ABSTAIN         FOR      AGAINST    ABSTAIN
                                                                            In signing as attorney, executor, administrator, trustee
       [ ]        [ ]        [ ]           [ ]        [ ]        [ ]        or guardian, please give full title as such, and, if
                                                                            signing for a corporation, please give your title.
                                                                            When shares are in the name of more than one person
                                                                            each should sign the proxy.

                                                                            Dated: _________________________________________ , 1996

                                                                            _______________________________________________________
                                                                                                  (Signature)

                                                                            _______________________________________________________
                                                                                            (Signature if held jointly)

                                                                            PLEASE SIGN, DATE, AND RETURN THE PROXY CARD
                                                                            PROMPTLY USING THE ENCLOSED ENVELOPE.

             PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

[LOGO]

                            ADMITTANCE CARD REQUEST

     If you plan to attend the Annual Meeting of Shareowners to be held on February 7, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your proxy card may be used for this purpose or you may tear off this business reply card and drop it in the U.S. mail. Upon receipt of your request and verification of your share ownership, an admittance card will be sent to you.

     I/we plan to attend the meeting.


Name(s) ______________________________________________________________________
                              Please Print or Type

Street Address _______________________________________________________________


City ____________________ State ___________________ Zip Code _________________

                       FIRST INTERSTATE BANK
LOGO                   OF CALIFORNIA
                       707 Wilshire Blvd., W10-1
                       Los Angeles, CA 90017


December 27, 1995


To: PARTICIPANTS IN THE ROCKWELL INTERNATIONAL CORPORATION SAVINGS PLAN


You have recently been mailed a copy of the Rockwell International Corporation 1995 Annual Report.

Enclosed is a copy of the Rockwell International Corporation Letter to Shareowners, Notice of 1996 Annual Meeting and Proxy Statement, together with a Direction Card and a return envelope.

The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Rockwell International Corporation Savings Plan.

Please sign, date and return the Direction Card in the enclosed pre-addressed stamped envelope by February 2, 1996 so that we may vote the shares of Rockwell International that are held for your account in the way you choose. If you do not complete and return the enclosed Direction Card by the above date, First Interstate Bank of California, as Trustee, will vote such shares as it deems proper.


/s/ SUSANA R. RYAN

Susana R. Ryan
Vice President

Enclosures

                                 DIRECTION CARD

                ROCKWELL INTERNATIONAL CORPORATION SAVINGS PLAN

                TO: FIRST INTERSTATE BANK OF CALIFORNIA, TRUSTEE

    You are hereby directed to vote, with respect to the proposals listed below, the number of shares of Rockwell International Common Stock and Class A Common Stock held for my account in the Rockwell International Savings Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at the facilities of Executive Caterers at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on February 7, 1996, and at any adjournment thereof, as follows:

    TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN AND DATE THE OTHER SIDE; NO BOXES NEED TO BE CHECKED.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)



                                                          *****************
                                                          *  NO POSTAGE   *
                                                          *   NECESSARY   *
                                                          *   IF MAILED   *
                                                          *    IN THE     *
                                                          * UNITED STATES *
                                                          *****************
                                                          -----------------
 ****************************************************     -----------------
 *  BUSINESS REPLY MAIL                             *     -----------------
 *  FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA *     -----------------
 ****************************************************     -----------------
    POSTAGE WILL BE PAID BY THE ADDRESSEE                 -----------------
                                                          -----------------
                                                          -----------------
    OFFICE OF THE SECRETARY
    ROCKWELL INTERNATIONAL CORPORATION
    625 LIBERTY AVE
    PITTSBURGH PA 15222-9363

  __________ ACCOUNT KEY __________




IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE TRUSTEE WILL VOTE ON THE LISTED PROPOSALS AND, IN ADDITION, ON OTHER BUSINESS
WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AS IT DEEMS PROPER.

                  (a)                                  THE BOARD OF DIRECTORS RECOMMENDS VOTES                        (b)
     The election of directors                                FOR (a), (b), (c) AND (d).                         The selection
    FOR                WITHHOLD           Nominees: L. Allen, D.R. Beall, R.M. Bressler, J.J. Creedon,            of auditors
all nominees       AUTHORITY to vote      D.H. Davis, J.L. Estrin, W.H. Gray, J.C. LaForce, W.T. McCormick,
   listed       for all nominees listed   J.D. Nichols, B.M. Rockwell, W.S. Sneath and J.F. Toot.            FOR    AGAINST  ABSTAIN
                                          (Instruction: To withhold authority to vote for any individual
    [ ]                 [ ]               nominee, write that nominee's name in the space provided below.)   [ ]      [ ]      [ ]
                                          ________________________________________________________________

                  (c)                                (d)
         Approve Annual Incentive         Approve Directors Stock Plan
         Plan for Senior Officers                  Amendment

       FOR      AGAINST    ABSTAIN         FOR      AGAINST    ABSTAIN
                                                                            In signing as attorney, executor, administrator, trustee
       [ ]        [ ]        [ ]           [ ]        [ ]        [ ]        or guardian, please give full title as such.

                                                                            Dated: _________________________________________ , 1996

                                                                            _______________________________________________________
                                                                                                  (Signature)


                                                                            PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD
                                                                            PROMPTLY USING THE ENCLOSED ENVELOPE.

             PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

   [LOGO]

                            ADMITTANCE CARD REQUEST

     If you plan to attend the Annual Meeting of Shareowners to be held on February 7, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and drop it in the U.S. mail. Upon receipt of your request and verification of your share ownership, an admittance card will be sent to you.

     I/we plan to attend the meeting.



Name(s) ______________________________________________________________________
                              Please Print or Type

Street Address _______________________________________________________________


City ____________________ State ___________________ Zip Code _________________

                                                    Jerry McDermott
                                                    Assistant Vice President
                                                    Room 3346
MELLON TRUST                                        One Mellon Bank Center
                                                    Pittsburgh, PA 15258-0001


December 27, 1995


To: PARTICIPANTS IN THE ROCKWELL INTERNATIONAL CORPORATION
    SAVINGS PLAN FOR CERTAIN REPRESENTED HOURLY EMPLOYEES


You have recently been mailed a copy of the Rockwell International Corporation 1995 Annual Report.

Enclosed is a copy of the Rockwell International Corporation Letter to Shareowners, Notice of 1996 Annual Meeting and Proxy Statement, together with a Direction Card and a return envelope.

The enclosed Direction Card should be used to instruct Mellon Bank, N.A., the Plan Trustee, with respect to its voting of the shares which are held for your account in the Rockwell International Corporation Savings Plan for Certain Represented Hourly Employees. Your voting instructions will be kept confidential.

Please sign, date and return the Direction Card in the enclosed pre-addressed business reply envelope by February 3, 1996, so that Mellon Bank, N.A., the Plan Trustee, may vote the shares of Rockwell International that are held for your account according to your instructions. If you do not properly complete and return the enclosed Direction Card by the above date, Mellon Bank, N.A., as Plan Trustee, will vote your shares in the same proportions as it votes the shares for which signed Direction Cards are timely received.


Sincerely,

/s/ JERRY MCDERMOTT

Jerry McDermott
Assistant Vice President

                                 DIRECTION CARD

             ROCKWELL INTERNATIONAL CORPORATION HOURLY SAVINGS PLAN

                             TO: MELLON BANK, N.A.

    You are hereby directed to vote, with respect to the proposals listed below, the number of shares of Rockwell International Common Stock and Class A Common Stock held for my account in the Rockwell International Savings Plan for Certain Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at the facilities of Executive Caterers at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on February 7, 1996, and at any adjournment thereof, as follows:

    TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)



                                                          *****************
                                                          *  NO POSTAGE   *
                                                          *   NECESSARY   *
                                                          *   IF MAILED   *
                                                          *    IN THE     *
                                                          * UNITED STATES *
                                                          *****************
                                                          -----------------
 ****************************************************     -----------------
 *  BUSINESS REPLY MAIL                             *     -----------------
 *  FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA *     -----------------
 ****************************************************     -----------------
    POSTAGE WILL BE PAID BY THE ADDRESSEE                 -----------------
                                                          -----------------
                                                          -----------------
    OFFICE OF THE SECRETARY
    ROCKWELL INTERNATIONAL CORPORATION
    625 LIBERTY AVE
    PITTSBURGH PA 15222-9363

  __________ ACCOUNT KEY __________




IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE TRUSTEE WILL VOTE ON THE LISTED PROPOSALS PROPORTIONATELY IN THE SAME MANNER AS THE
TRUSTEE VOTES SHARES AS TO WHICH IT HAS RECEIVED EXPRESS DIRECTIONS FROM OTHER PARTICIPANTS AND WILL VOTE ON OTHER BUSINESS
WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AS IT DEEMS PROPER.

                  (a)                                  THE BOARD OF DIRECTORS RECOMMENDS VOTES                        (b)
     The election of directors                                FOR (a), (b), (c) AND (d).                         The selection
    FOR                WITHHOLD           Nominees: L. Allen, D.R. Beall, R.M. Bressler, J.J. Creedon,            of auditors
all nominees       AUTHORITY to vote      D.H. Davis, J.L. Estrin, W.H. Gray, J.C. LaForce, W.T. McCormick,
   listed       for all nominees listed   J.D. Nichols, B.M. Rockwell, W.S. Sneath and J.F. Toot.            FOR    AGAINST  ABSTAIN
                                          (Instruction: To withhold authority to vote for any individual
    [ ]                 [ ]               nominee, write that nominee's name in the space provided below.)   [ ]      [ ]      [ ]
                                          ________________________________________________________________

                  (c)                                (d)
         Approve Annual Incentive         Approve Directors Stock Plan
         Plan for Senior Officers                  Amendment

       FOR      AGAINST    ABSTAIN         FOR      AGAINST    ABSTAIN
                                                                            In signing as attorney, executor, administrator, trustee
       [ ]        [ ]        [ ]           [ ]        [ ]        [ ]        or guardian, please give full title as such.

                                                                            Dated: _________________________________________ , 1996

                                                                            _______________________________________________________
                                                                                                  (Signature)


                                                                            PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD
                                                                            PROMPTLY USING THE ENCLOSED ENVELOPE.

             PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

   [LOGO]

                            ADMITTANCE CARD REQUEST

     If you plan to attend the Annual Meeting of Shareowners to be held on February 7, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and drop it in the U.S. mail. Upon receipt of your request and verification of your share ownership, an admittance card will be sent to you.

     I/we plan to attend the meeting.



Name(s) ______________________________________________________________________
                              Please Print or Type

Street Address _______________________________________________________________


City ____________________ State ___________________ Zip Code _________________

                       FIRST INTERSTATE BANK
                       OF CALIFORNIA
LOGO                   707 Wilshire Blvd., W10-1
                       Los Angeles, CA 90017


December 27, 1995


To: PARTICIPANTS IN THE ALLEN-BRADLEY EMPLOYEE SAVINGS AND INVESTMENT PLAN


You have recently been mailed a copy of the Rockwell International Corporation 1995 Annual Report.

Enclosed is a copy of the Rockwell International Corporation Letter to Shareowners, Notice of 1996 Annual Meeting and Proxy Statement, together with a Direction Card and a return envelope.

The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the one of the Allen Bradley Employee Savings and Investment Plans.

Please sign, date and return the Direction Card in the enclosed pre-addressed stamped envelope by February 2, 1996 so that we may vote the shares of Rockwell International that are held for your account in the way you choose. If you do not complete and return the enclosed Direction Card by the above date, First Interstate Bank of California, as Trustee, will vote such shares as it deems proper.


/s/ SUSANA R. RYAN

Susana R. Ryan
Vice President

Enclosures

                                 DIRECTION CARD

        ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN FOR SALARIED EMPLOYEES

                TO: FIRST INTERSTATE BANK OF CALIFORNIA, TRUSTEE

    You are hereby directed to vote, with respect to the proposals listed below, the number of shares of Rockwell International Common Stock and Class A Common Stock held for my account in the Allen-Bradley Savings and Investment Plan for Salaried Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at the facilities of Executive Caterers at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on February 7, 1996, and at any adjournment thereof, as follows:

    TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN AND DATE THE OTHER SIDE; NO BOXES NEED TO BE CHECKED.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)





                                                          *****************
                                                          *  NO POSTAGE   *
                                                          *   NECESSARY   *
                                                          *   IF MAILED   *
                                                          *    IN THE     *
                                                          * UNITED STATES *
                                                          *****************
                                                          -----------------
 ****************************************************     -----------------
 *  BUSINESS REPLY MAIL                             *     -----------------
 *  FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA *     -----------------
 ****************************************************     -----------------
    POSTAGE WILL BE PAID BY THE ADDRESSEE                 -----------------
                                                          -----------------
                                                          -----------------
    OFFICE OF THE SECRETARY
    ROCKWELL INTERNATIONAL CORPORATION
    625 LIBERTY AVE
    PITTSBURGH PA 15222-9363

  __________ ACCOUNT KEY __________





IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE TRUSTEE WILL VOTE ON THE LISTED PROPOSALS AND, IN ADDITION, ON OTHER BUSINESS
WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AS IT DEEMS PROPER.

                  (a)                                  THE BOARD OF DIRECTORS RECOMMENDS VOTES                        (b)
     The election of directors                                FOR (a), (b), (c) AND (d).                         The selection
    FOR                WITHHOLD           Nominees: L. Allen, D.R. Beall, R.M. Bressler, J.J. Creedon,            of auditors
all nominees       AUTHORITY to vote      D.H. Davis, J.L. Estrin, W.H. Gray, J.C. LaForce, W.T. McCormick,
   listed       for all nominees listed   J.D. Nichols, B.M. Rockwell, W.S. Sneath and J.F. Toot.            FOR    AGAINST  ABSTAIN
                                          (Instruction: To withhold authority to vote for any individual
    [ ]                 [ ]               nominee, write that nominee's name in the space provided below.)   [ ]      [ ]      [ ]
                                          ________________________________________________________________

                  (c)                                (d)
         Approve Annual Incentive         Approve Directors Stock Plan
         Plan for Senior Officers                  Amendment

       FOR      AGAINST    ABSTAIN         FOR      AGAINST    ABSTAIN
                                                                            In signing as attorney, executor, administrator, trustee
       [ ]        [ ]        [ ]           [ ]        [ ]        [ ]        or guardian, please give full title as such.

                                                                            Dated: _________________________________________ , 1996

                                                                            _______________________________________________________
                                                                                                  (Signature)


                                                                            PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD
                                                                            PROMPTLY USING THE ENCLOSED ENVELOPE.

             PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

LOGO

                            ADMITTANCE CARD REQUEST

     If you plan to attend the Annual Meeting of Shareowners to be held on February 7, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and drop it in the U.S. mail. Upon receipt of your request and verification of your share ownership, an admittance card will be sent to you.

     I/we plan to attend the meeting.

Name(s)_______________________________________________________________________
                              Please Print or Type

Street Address________________________________________________________________

City_____________________ State____________________ Zip Code__________________

                                 DIRECTION CARD

 ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN FOR NON-REPRESENTED HOURLY EMPLOYEES

                TO: FIRST INTERSTATE BANK OF CALIFORNIA, TRUSTEE

    You are hereby directed to vote, with respect to the proposals listed below, the number of shares of Rockwell International Common Stock and Class A Common Stock held for my account in the Allen-Bradley Savings and Investment Plan for Non-Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at the facilities of Executive Caterers at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on February 7, 1996, and at any adjournment thereof, as follows:

    TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN AND DATE THE OTHER SIDE; NO BOXES NEED TO BE CHECKED.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)




                                                          *****************
                                                          *  NO POSTAGE   *
                                                          *   NECESSARY   *
                                                          *   IF MAILED   *
                                                          *    IN THE     *
                                                          * UNITED STATES *
                                                          *****************
                                                          -----------------
 ****************************************************     -----------------
 *  BUSINESS REPLY MAIL                             *     -----------------
 *  FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA *     -----------------
 ****************************************************     -----------------
    POSTAGE WILL BE PAID BY THE ADDRESSEE                 -----------------
                                                          -----------------
                                                          -----------------
    OFFICE OF THE SECRETARY
    ROCKWELL INTERNATIONAL CORPORATION
    625 LIBERTY AVE
    PITTSBURGH PA 15222-9363

  __________ ACCOUNT KEY __________





IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE TRUSTEE WILL VOTE ON THE LISTED PROPOSALS AND, IN ADDITION, ON OTHER BUSINESS
WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AS IT DEEMS PROPER.

                  (a)                                  THE BOARD OF DIRECTORS RECOMMENDS VOTES                        (b)
     The election of directors                                FOR (a), (b), (c) AND (d).                         The selection
    FOR                WITHHOLD           Nominees: L. Allen, D.R. Beall, R.M. Bressler, J.J. Creedon,            of auditors
all nominees       AUTHORITY to vote      D.H. Davis, J.L. Estrin, W.H. Gray, J.C. LaForce, W.T. McCormick,
   listed       for all nominees listed   J.D. Nichols, B.M. Rockwell, W.S. Sneath and J.F. Toot.            FOR    AGAINST  ABSTAIN
                                          (Instruction: To withhold authority to vote for any individual
    [ ]                 [ ]               nominee, write that nominee's name in the space provided below.)   [ ]      [ ]      [ ]
                                          ________________________________________________________________

                  (c)                                (d)
         Approve Annual Incentive         Approve Directors Stock Plan
         Plan for Senior Officers                  Amendment

       FOR      AGAINST    ABSTAIN         FOR      AGAINST    ABSTAIN
                                                                            In signing as attorney, executor, administrator, trustee
       [ ]        [ ]        [ ]           [ ]        [ ]        [ ]        or guardian, please give full title as such.

                                                                            Dated: _________________________________________ , 1996

                                                                            _______________________________________________________
                                                                                                  (Signature)


                                                                            PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD
                                                                            PROMPTLY USING THE ENCLOSED ENVELOPE.

             PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

   [LOGO]

                            ADMITTANCE CARD REQUEST

     If you plan to attend the Annual Meeting of Shareowners to be held on February 7, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and drop it in the U.S. mail. Upon receipt of your request and verification of your share ownership, an admittance card will be sent to you.

     I/we plan to attend the meeting.



Name(s) ______________________________________________________________________
                              Please Print or Type

Street Address _______________________________________________________________


City ____________________ State ___________________ Zip Code _________________

LOGO

KEY TRUST COMPANY OF OHIO, N.A.                      127 Public Square
A KeyCorp Subsidiary                                 Cleveland; Ohio 44114-1306


December 27, 1995


To: PARTICIPANTS IN THE RELIANCE ELECTRIC COMPANY
    SAVINGS AND INVESTMENT PLAN


You have recently been mailed a copy of the Rockwell International Corporation 1995 Annual Report.

Enclosed is a copy of the Rockwell International Corporation Letter to Shareowners, Notice of 1996 Annual Meeting and Proxy Statement, together with a Direction Card and a return envelope.

The enclosed Direction Card should be used to instruct Key Trust Company of Ohio, N.A., Plan Trustee, with respect to its voting of the shares which are held for your account in the Reliance Electric Company Savings and Investment Plan.

Please sign, date and return the Direction Card in the enclosed pre-addressed business reply envelope by February 2, 1996 so that Key Trust Company of Ohio, N.A. may vote the shares of Rockwell International that are held for your account in the way you choose. If you do not complete and return the enclosed Direction Card by the above date, Key Trust Company of Ohio, N.A., as Trustee, will vote such shares as it deems in your best interest.

All voting instructions will be held by the Trustee in strict confidence.


Sincerely,

KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE

/s/ RICHARD LUTTS

Richard Lutts
Vice President

Enclosures


Investment Management and Trust Services

                                 DIRECTION CARD

             RELIANCE ELECTRIC COMPANY SAVINGS AND INVESTMENT PLAN

                  TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE

    You are hereby directed to vote, with respect to the proposals listed below, the number of shares of Rockwell International Common Stock and Class A Common Stock held for my account in the Reliance Electric Company Savings and Investment Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at the facilities of Executive Caterers at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on February 7, 1996, and at any adjournment thereof, as follows:

    TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN AND DATE THE OTHER SIDE; NO BOXES NEED TO BE CHECKED.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)



                                                          *****************
                                                          *  NO POSTAGE   *
                                                          *   NECESSARY   *
                                                          *   IF MAILED   *
                                                          *    IN THE     *
                                                          * UNITED STATES *
                                                          *****************
                                                          -----------------
 ****************************************************     -----------------
 *  BUSINESS REPLY MAIL                             *     -----------------
 *  FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA *     -----------------
 ****************************************************     -----------------
    POSTAGE WILL BE PAID BY THE ADDRESSEE                 -----------------
                                                          -----------------
                                                          -----------------
    OFFICE OF THE SECRETARY
    ROCKWELL INTERNATIONAL CORPORATION
    625 LIBERTY AVE
    PITTSBURGH PA 15222-9363

  __________ ACCOUNT KEY __________




IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE TRUSTEE WILL VOTE ON THE LISTED PROPOSALS AND, IN ADDITION, ON OTHER BUSINESS
WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AS IT DEEMS PROPER.

                  (a)                                  THE BOARD OF DIRECTORS RECOMMENDS VOTES                        (b)
     The election of directors                                FOR (a), (b), (c) AND (d).                         The selection
    FOR                WITHHOLD           Nominees: L. Allen, D.R. Beall, R.M. Bressler, J.J. Creedon,            of auditors
all nominees       AUTHORITY to vote      D.H. Davis, J.L. Estrin, W.H. Gray, J.C. LaForce, W.T. McCormick,
   listed       for all nominees listed   J.D. Nichols, B.M. Rockwell, W.S. Sneath and J.F. Toot.            FOR    AGAINST  ABSTAIN
                                          (Instruction: To withhold authority to vote for any individual
    [ ]                 [ ]               nominee, write that nominee's name in the space provided below.)   [ ]      [ ]      [ ]
                                          ________________________________________________________________

                  (c)                                (d)
         Approve Annual Incentive         Approve Directors Stock Plan
         Plan for Senior Officers                  Amendment

       FOR      AGAINST    ABSTAIN         FOR      AGAINST    ABSTAIN
                                                                            In signing as attorney, executor, administrator, trustee
       [ ]        [ ]        [ ]           [ ]        [ ]        [ ]        or guardian, please give full title as such.

                                                                            Dated: _________________________________________ , 1996

                                                                            _______________________________________________________
                                                                                                  (Signature)


                                                                            PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD
                                                                            PROMPTLY USING THE ENCLOSED ENVELOPE.

             PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

    [LOGO]

                            ADMITTANCE CARD REQUEST

     If you plan to attend the Annual Meeting of Shareowners to be held on February 7, 1996, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and drop it in the U.S. mail. Upon receipt of your request and verification of your share ownership, an admittance card will be sent to you.

     I/we plan to attend the meeting.



Name(s) ______________________________________________________________________
                              Please Print or Type

Street Address _______________________________________________________________


City ____________________ State ___________________ Zip Code _________________